EXHIBIT 10.25


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			   INGRAM FUNDING INC.,
				Transferor,
			  INGRAM INDUSTRIES INC.,
				 Servicer

				    and

			      CHEMICAL BANK,
				  Trustee

		    on behalf of the Certificateholders



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			INGRAM FUNDING MASTER TRUST



			POOLING AND SERVICING AGREEMENT

			 Dated as of February 10, 1993


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			     TABLE OF CONTENTS

ARTICLE I    DEFINITIONS

Section 1.01    Definitions . . . . . . . . . . .  1
Section 1.02    Other Definitional Provisions . .  1
Section 1.03    Calculations and Payments . . . .  2

ARTICLE II   CONVEYANCE OF RECEIVABLES; ISSUANCE
	      OF CERTIFICATES

Section 2.01    Conveyance of Receivables . . . .  3
Section 2.02    Acceptance by Trustee . . . . . .  4
Section 2.03    Representations and Warranties of
		  the Transferor Relating to the
		  Transferor.  . . . . . . . . . . 5

Section 2.04    Representations and Warranties of
		  the Transferor Relating to the
		  Agreement, any Supplement and the
		  Receivables; Reassignment of
		  Receivables . . . . . . . . . . 10
Section 2.05    [Reserved] . . . . . . . . . . .  16
Section 2.06    Covenants of the Transferor . . . 16
Section 2.07    Authentication of Certificates .  23
Section 2.08    Tax Treatment . . . . . . . . . . 23
Section 2.09    Cancellation of the Certificates
		  of any Series . . . . . . . . . 24
Section 2.10    Transferor Minimum Amount; Minimum
		  Adjusted Eligible Principal
		  Receivables . . . . . . . . . . 24

ARTICLE III  ADMINISTRATION AND SERVICING OF
	       RECEIVABLES

Section 3.01    Acceptance of Appointment and
		  Other Matters Relating to the
		  Servicer . . . . . . . . . . . . 25
Section 3.02    Servicing Compensation . . . . . . 27
Section 3.03    Representations, Warranties and
		  Covenants of the Servicer. . . . 29
Section 3.04    Reports and Records for the
		  Trustee; Bank Account
		  Statements . . . . . . . . . . . 35
Section 3.05    Annual Servicer's Certificate. . . 36
Section 3.06    Annual Independent Public
		  Accountants' Servicing Report. . 36
Section 3.07    [Reserved] . . . . . . . . . . . . 38
Section 3.08    Notices to the Transferor. . . . . 38
Section 3.09    Credits . . . . . . . . . . . . .  38
Section 3.10    Covenant to Maintain Privileges. . 38

ARTICLE IV   RIGHTS OF CERTIFICATEHOLDERS AND
	       ALLOCATION AND APPLICATION OF
	       COLLECTIONS

Section 4.01    Rights of Certificateholders . . . 39
Section 4.02    Establishment of Collection
		Account and Transferor Account . . 39
Section 4.03    Collections and Allocations. . . . 42
Section 4.04    Payments of Imputed Yield
		  Collections to Investor
		  Certificateholders. . . . . . .  46
Section 4.05    Payments of Imputed Yield
		  Collections with Respect to the
		  Variable Funding Certificate . . 46
Section 4.06    Payment of Principal Collections . 46
Section 4.07    Defaulted Receivables. . . . . . . 47
Section 4.08    [Reserved] . . . . . . . . . . . . 47
Section 4.09    Removal of Funds from Lock-Box
		  Accounts . . . . . . . . . . . . 47

ARTICLE V    DISTRIBUTIONS AND REPORTS TO
	       CERTIFICATEHOLDERS

Section 5.01    Distributions . . . . . . . . . . 49
Section 5.02    Monthly Investor Certificate
		  holders' Statement; Annual Tax
		  Statement. . . . . . . . . . .  49

ARTICLE VI   THE CERTIFICATES

Section 6.01    The Certificates . . . . . . . . . 51
Section 6.02    Authentication of Certificates . . 52
Section 6.03    Registration of Transfer and
		  Exchange of Certificates . . . . 53
Section 6.04    Mutilated, Destroyed, Lost or
		  Stolen Certificates. . . . . . . 57
Section 6.05    Persons Deemed Owners. . . . . . . 57
Section 6.06    Appointment of Paying Agent . . . .58
Section 6.07    Access to List of Certificates
		  holders' Names and Addresses . . 59

Section 6.08    Authenticating Agent. . . . . . . .59
Section 6.09    Delivery of Additional Series of
		  Investor Certificates or the
		  Variable Funding Certificate . . 61
Section 6.10    Issuer Additional Amounts. . . . . 64
Section 6.11    Book-Entry Certificates. . . . . . 65
Section 6.12    Notices to Clearing Agency . . . . 66
Section 6.13    Definitive Certificates. . . . . . 67

ARTICLE VII  OTHER MATTERS RELATING TO THE
	       TRANSFEROR

Section 7.01    Liability of the Transferor. . . . 68
Section 7.02    Merger or Consolidation of, or
		  Assumption of the Obligations of,
		  the Transferor . . . . . . . . . 68
Section 7.03    Limitation on Liability of the
		  Transferor . . . . . . . . . . . 69
Section 7.04    Liabilities.  .. . . . . . . . . . 70

ARTICLE VIII OTHER MATTERS RELATING TO THE
	       SERVICER

Section 8.01    Liability of the Servicer. . . . . 71
Section 8.02    Merger or Consolidation of, or
		  Assumption of the Obligations of,
		  the Servicer . . . . . . . . . . 71
Section 8.03    Limitation on Liability of the
		  Servicer and Others . . . . . . .72
Section 8.04    Servicer Indemnification of the
		  Trust and the Trustee. . . . . . 72
Section 8.05    The Servicer Not to Resign. . . . .74
Section 8.06    Access to Certain Documentation
		  and Information Regarding the
		  Receivables. . . . . . .  .. . . 74
Section 8.07    Delegation of Duties.  . . . . . . 75
Section 8.08    Examination of Records.  . . . . . 75
Section 8.09    Successor Servicer Indemnification
		  of Transferor. . . . . . . . . . 75

ARTICLE IX   EVENTS OF TERMINATION
Section 9.01    Events of Termination with Respect
		  to any Series. . . . . . . . . . 76
Section 9.02    Events of Termination with Respect
		  to the Variable Funding
		  Certificate. . . . . . . . . . . 78
Section 9.03    Additional Rights Upon the
		  Occurrence of Certain Events. . .82

ARTICLE X    SERVICER DEFAULTS

Section 10.01   Servicer Defaults. . . . . . . . . 85
Section 10.02   Trustee to Act; Appointment of
		  Successor. . . . . . . . . . . . 88
Section 10.03   Notification to Certificate
		  holders. . . . . . . . . . . . . 90
Section 10.04   Waiver of Past Defaults. . . . . . 90

ARTICLE XI   THE TRUSTEE

Section 11.01   Duties of Trustee. . . . . . . . . 92
Section 11.02   Certain Matters Affecting the
		  Trustee. . . . . . . . . . . . . 95
Section 11.03   Trustee Not Liable for Recitals in
		  Certificates.  . . . . . . . . . 97
Section 11.04   Trustee May Own Certificates. . . .98
Section 11.05   The Servicer to Pay Trustee's Fees
		  and Expenses. . . . . . . . . . .98
Section 11.06   Eligibility Requirements for
		  Trustee. . . . . . . . . . . . . 98
Section 11.07   Resignation or Removal of
		  Trustee. . . . . . . . . . . . . 99
Section 11.08   Successor Trustee. . . . . . . . . 100
Section 11.09   Merger or Consolidation of
		  Trustee. . . . . . . . . . . . . 100
Section 11.10   Appointment of Co-Trustee or
		   Separate Trustee. . . . . . . . 101
Section 11.11   Tax Returns. . . . . . . . . . . . 103
Section 11.12   Trustee May Enforce Claims Without
		  Possession of Certificates. . .. 103
Section 11.13   Suits for Enforcement. . . . . . . 104
Section 11.14   Rights of Certificateholders to
		  Direct Trustee. . . . . . . . .. 104
Section 11.15   Representations and Warranties of
		  Trustee . . . . . . . . . . . .. 105
Section 11.16   Maintenance of Office or Agency. . 105
Section 11.17   Notices . . . . . . . . . . . . .. 106

ARTICLE XII  TERMINATION

Section 12.01   Termination of Trust . . . . . . . 107
Section 12.02   Optional Purchase and Series
		  Termination Date of Investor
		  Certificates of any Series or the
		  Variable Funding Certificate. . .108

Section 12.03   Final Payment . . . . . . . . . . .109
Section 12.04   Transferor's Termination Rights . .111

ARTICLE XIII MISCELLANEOUS PROVISIONS

Section 13.01   Amendment . . . . . . ..  . . . . .112
Section 13.02   Protection of Right, Title and
		  Interest of Trust. .  . . . . . .114
Section 13.03   Limitation on Rights of
		  Certificateholders. . . . . . . .115
Section 13.04   Governing Law . . . . . . . . . . .116
Section 13.05   Notices . . . . . . . . . . . . . .116
Section 13.06   Severability of Provisions . . . . 117
Section 13.07   Assignment . . . . . . . . . . . . 117
Section 13.08   Certificates Nonassessable and
		  Fully Paid . . . . . . . . . . . 117
Section 13.09   Further Assurances . . . . . . . . 118
Section 13.10   No Waiver; Cumulative Remedies . . 118
Section 13.11   Counterparts . . . . . . . . . . . 118
Section 13.12   Third-Party Beneficiaries. . . . . 118
Section 13.13   Actions by Certificateholders . .. 118
Section 13.14   Merger and Integration . . . . . . 119
Section 13.15   Headings . . . . . . . . . . . . . 120
Section 13.16   No Bankruptcy Petition Against the
		  Transferor . . . . . . . . . . . 120
EXHIBITS
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Exhibit A:      Form of Investor Certificate
Exhibit B:      Form of Variable Funding Certificate
Exhibit C:      Form of Transferor Certificate
Exhibit D:      Form of Supplement
Exhibit E:      Form of Daily Report
Exhibit F:      Form of Annual Servicer's
		  Certificate
Exhibit G:      Credit and Collection Policy
Exhibit H:      Form of Settlement Statement
Exhibit I:      Lock-Box Agreements
Exhibit J:      Form of Lock-Box Agreement
Exhibit K:      List of Lock-Box Banks
Exhibit L:      Omitted
Exhibit M:      Form of Annual Opinion of Counsel
		  (Section 13.02(c))
SCHEDULES
---------
	   Schedule 1. Identification of the
			 Collection Account
			 and Transferor
			 Account
	   Schedule 2. List of Days In 1993
			 on Which Ingram is
			 Closed
ANNEX
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	   Annex X. Definitions


     POOLING AND SERVICING AGREEMENT, dated as of February 10, 1993, by and among INGRAM FUNDING INC., a Delaware corporation, as Transferor, INGRAM INDUSTRIES INC., a Tennessee corporation, as Servicer, and CHEMICAL BANK, a New York banking corporation, as Trustee.

     This Pooling and Servicing Agreement shall be applicable to the formation of the Trust and the issuance of the Transferor Certificate and, upon the execution of any Supplement, shall apply also to the issuance of any Series of Certificates or the Variable Funding Certificate issued thereby.

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, for the benefit of the Certificateholders and for the benefit of any credit enhancer with respect to any Series or the Variable Funding Certificate to the extent provided herein:


				   ARTICLE I

				  DEFINITIONS

     Section 1.01 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Annex X which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     "Agreement" shall mean this Pooling and Servicing Agreement as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof, including by any Supplement.

     Section 1.02 Other Definitional Provisions.

	      (a) All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

	      (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Annex X or otherwise defined herein, and accounting terms partly defined in Annex X or otherwise defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein or in Annex X are inconsistent with the meanings of such terms under GAAP, the definitions contained herein or in Annex X shall control.

	      (c) The agreements, representations and warranties of Ingram in this Agreement in its capacity as Servicer shall be deemed to be the agreements, representations and warranties of Ingram solely in such capacity.

	      (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Supplement shall refer to such Supplement or this Agreement, as the case may be, as a whole and not to any particular provision of such Supplement or this Agreement, as the case may be; and Section, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, Schedules and Exhibits in or to this Agreement or such Supplement unless otherwise specified.

     Section 1.03 Calculations and Payments. All computations of Imputed Yield shall be made on the basis of the actual number of days in each year and the actual number of days elapsed (including the first and excluding the last day) in the period for which such calculations are being made. Unless otherwise specified herein, expressions of a time of day refer to such time in New York, New York. All amounts payable hereunder shall be paid in immediately available funds. Whenever any reference is made to an amount or time the determination or calculation of which is governed by this Section 1.03, the provisions of this Section 1.03 shall be applicable to such determination or calculation, whether or not reference is specifically made to this Section 1.03, unless some other method of determination or calculation is expressly specified in the particular provision.

			      [END OF ARTICLE I]


				  ARTICLE II

	      CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Receivables. (a) By execution of this Agreement, the Transferor does hereby assign, transfer and otherwise convey to the Trust from time to time, without recourse (except as specifically provided herein), all its right, title and interest, whether now owned or hereafter acquired, in, to and under (i) all Receivables in each case sold or otherwise transferred to the Transferor pursuant to the Purchase Agreement prior to the Final Trust Termination Date, (ii) with respect to such Receivables, all accounts, chattel paper, general intangibles, and instruments (each, as defined in the applicable Uniform Commercial code), and all rights (but not the obligations) relating thereto, (iii) all Related Security and all other instruments and all rights under the Receivables Documents (but not the obligations) relating to such Receivables and all rights (but not the obligations) relating to such Receivables, (iv) all monies due or to become due with respect to any of the foregoing, and (v) all proceeds of any of the foregoing. Such property, together with all monies on deposit in the Lock-Box Accounts, the Collection Account, the Transferor Account, any Interest Funding Account, any Principal Funding Account or any Reserve Fund (with respect to each account or fund, other than net investment earnings), shall constitute the assets of the Trust (the "Trust Assets"). The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trust, the Trustee or any Investor Certificateholder, of any obligation of Ingram, any Designated Subsidiary, the Transferor or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors, merchants or any Affiliate of or other Person to whom the Servicer may delegate servicing duties hereunder or insurers.

	      (b) In connection with such transfer, the Transferor agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) required to be filed with respect to the Receivables now existing and hereafter created and the other Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary under the applicable UCC to perfect the transfer and assignment of the Receivables and the other Trust Assets to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee within 10 days of the Initial Closing Date (excluding such continuation and similar statements, which shall be delivered promptly after filing). The Trustee shall be under no obligation whatsoever to file such financing or continuation statements or make any other filings under the UCC in connection with such conveyance.

	      (c) In connection with such transfer, on the fifth Business Day following (i) the date on which the Servicer receives a Termination Notice pursuant to Section 10.01 or (ii) the Amortization Period Commencement Date if attributable to the occurrence of an Event of Termination, the Servicer shall deliver to the Trustee a true and complete file or list of all Receivables outstanding on such date, specifying for each such Receivable the name of the Obligor thereunder and its aggregate Unpaid Balance as of the date on which the Termination Notice is delivered. Each such file or list shall be marked as a schedule hereto.

	      (d) It is intended by the Transferor that the interest of the Transferor transferred to the Trustee hereunder constitute a security interest under Section 1-201 of the UCC (as defined in the UCC as in effect in the States of New York and Delaware, respectively). The Transferor hereby grants to the Trustee on the terms and conditions of this Agreement a first priority security interest in and against all of the Transferor's right, title and interest in the Receivables and the other Trust Assets for the purpose of (i) securing the rights of the Trustee for the benefit of the Certificateholders under this Agreement and (ii) securing the right, ability and obligation of the Trustee to make all payments required to be made in accordance with the terms and conditions of this Agreement (the "Secured Obligations"),

     Section 2.02 Acceptance by Trustee.

	      (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01, and declares that, subject to the terms and conditions hereof and of any Supplement, it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders.

	      (b) The Trustee hereby agrees not to disclose, except as may be required by law, to any Person any of the information contained in any computer files or microfiche lists delivered to the Trustee by the Transferor pursuant to Sections 2.01 or 2.06(c) except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 10.02 or to a prospective Successor Servicer. The Trustee agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow the Transferor to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours. The Trustee shall use its best efforts to provide the Transferor with written notice at least five Business Days prior to any disclosure pursuant to this Section 2.02(b).

	      (c) The Trustee hereby agrees not to use any information it obtains pursuant to this Agreement, including without limitation, any of the information contained in any computer files or microfiche lists delivered by the Transferor to the Trustee pursuant to Sections 2.01 or 2.06(c), to compete or assist any Person in competing with the Transferor, Ingram or any Designated Subsidiary in their respective businesses and to use such information only in connection with its responsibilities under this Agreement.

     Section 2.03 Representations and Warranties of the Transferor Relating to the Transferor. The Transferor hereby represents and warrants, as of the Initial Closing Date and, with respect to any Series, as of the date of any Supplement and the related Closing Date, unless otherwise stated in such Supplement, that:

	      (a) Organization and Good Standing. The Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under the Purchase Agreement, this Agreement and any Supplement and to execute and deliver to the Trustee pursuant hereto the Certificates, to conduct its business as such business is presently conducted, and in all material respects, to own its property and conduct its other businesses as such properties are presently owned and such businesses are presently conducted.

	      (b) Due Qualification. The Transferor is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Transferor, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Contract or any Receivable unenforceable by the Transferor or the Trust or would have a material adverse effect on the Certificateholders.

	      (c) Due Authorization. The execution, delivery and performance of the Purchase Agreement, this Agreement and any Supplement and the execution and delivery to the Trustee of the Certificates by the Transferor and the consummation of the transactions provided for in this Agreement and any Supplement, have been duly authorized by the Transferor by all necessary corporate action on the part of the Transferor.

	      (d) Binding Obligation. Each of the Purchase Agreement, this Agreement and each Supplement constitutes the legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

	      (e) No Conflicts. The execution, delivery and performance of this Agreement and any Supplement and the Certificates, the performance of the transactions contemplated by this Agreement and any Supplement and the fulfillment of the terms hereof by the Transferor, do not (a) contravene its certificate of incorporation or By-Laws, (b) violate any provision of, or require any filing (except for the filings under the UCC required by this Agreement, each of which will be duly made and will be in full force and effect within 10 days after the Initial Closing Date), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Transferor, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect, (c) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Transferor is a party or by which it or its properties may be bound or affected except those as to which a consent or waiver has been obtained and is in full force and effect and an executed copy of which has been delivered to the Trustee, or
(d) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Transferor other than as specifically contemplated by this Agreement.

	      (f) Taxes. The Transferor has filed all material tax returns (federal, state and local) which it reasonably believes are required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from the Transferor or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings. The Transferor knows of no basis for any material additional tax assessment for any fiscal year for which adequate reserves have not been established.

	      (g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality
(i) asserting the invalidity of the Purchase Agreement, this Agreement or any Supplement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under the Purchase Agreement, this Agreement or any Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Purchase Agreement, this Agreement or any Supplement or the Certificates, or (v) seeking to assert any tax liability against the Trust under the United States Federal or New York State income tax systems.

	      (h) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Transferor of this Agreement, any Supplement, the Purchase Agreement and the Certificates, the performance by the Transferor of the transactions contemplated by this Agreement and any Supplement and the fulfillment by the Transferor of the terms hereof, have been obtained and are in full force and effect; provided, however, that the Transferor makes no representation or warranty regarding state securities or "blue sky" laws in connection with the distribution of the Certificates.

	      (i) Place of Business. The principal place of business of the Transferor if it has only one place of business or its chief executive office Has that term is used in the UCC) if it has more than one place of business is in Wilmington, Delaware. The records concerning the Receivables and related Contracts are kept in offices of the Servicer or of the Designated Subsidiaries acting as subservicers located in Tennessee, California and New York.

	      (j) Use of Proceeds. No proceeds of the issuance of any Certificate will be used by the Transferor to acquire any security in a transaction that is subject to sections 13 and 14 of the Securities Exchange Act of 1934, as amended, or to purchase or carry any margin security in violation of any applicable law or regulation.

	      (k) Lock-Box Banks and Accounts. The Lock-Box Banks are the only institutions holding any lock-box accounts for the receipt of payments from Obligors in respect of Receivables (subject to such changes as may be made from time to time in accordance with Section 2.06(i)) and all Obligors, and only such Obligors, have been instructed to make payments only to Lock-Box Accounts and such instructions are in full force and effect.

	      (l) Event of Termination. As of the Initial Closing Date, no Event of Termination and no condition that with the giving of notice and/or the passage of time would constitute an Event of Termination (a "Prospective Event of Termination"), has occurred and is continuing.

	      (m) Not an Investment Company. The Transferor is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

	      (n) ERISA. No Plan maintained by the Transferor or any of its ERISA Affiliates has any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Internal Revenue code), whether or not waived. The Transferor and each ERISA Affiliate of the Transferor has timely made all contributions required to be made by it to any Plan and Multiemployer Plan to which contributions are or have been required to be made during the preceding five years by the Transferor or such ERISA Affiliate, and no event requiring notice to the PBGC under Section 302(f) of ERISA has occurred and is continuing or could reasonably be expected to occur with respect to any such Plan, in any case, that could reasonably be expected to result, directly or indirectly, in any lien being imposed on the property of the Transferor or the payment of any material amount to avoid such lien.
No Plan Event with respect to the Transferor or any of its ERISA Affiliates has occurred or could reasonably be expected to occur that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Transferor or the payment of any material amount to avoid such Lien.

     The representations and warranties set forth in this Section
2.03 shall survive the transfer and assignment of the Receivables to the Trust. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice thereof to the others and to the Rating Agencies within three Business Days of such discovery.

     Section 2.04 Representations and Warranties of the Transferor Relating to the Agreement, any Supplement and the Receivables; Reassignment of Receivables.

	      (a) Representations and Warranties. The Transferor (x) hereby represents and warrants as of the Initial Closing Date, with respect to the Receivables created on or prior to, and outstanding on, such date and (y) shall be deemed to represent and warrant as of the date of the creation and transfer to the Trust of any Receivables with respect to such Receivables, that:

	      (i) the Transferor is not insolvent;

	      (ii) the Transferor is the legal and beneficial owner of all right, title and interest in and to each such Receivable and each such Receivable has been or will be transferred to the Trust free and clear of any Lien;
	      (iii) all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority or Person required to be obtained, effected or given by the Transferor in connection with the transfer of Trust Assets to the Trust have been duly obtained, effected or given and are in full force and effect;

	      (iv) the Transferor has clearly and unambiguously marked all its computer records and all its microfiche storage files, if any, regarding such Receivables as the property of the Trust and shall maintain such records in a manner such that the Trust shall have a perfected interest of first priority in the Receivables. This Agreement constitutes either (i) a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in the Receivables now existing and hereafter created and in the Related Security and Collections with respect thereto, all proceeds (as defined in the UCC as in effect in the State of New York) of each Receivable and such funds as are deposited from time to time in the Collection
Account, and such property will be free and clear of any Adverse Claim or interest of any Person not holding through the Trust, or (ii) a grant of a "security interest" (as defined in the UCC as in effect in the State of New
York) in such property to the Trust as provided in Section 2.02(c), which, in the case of existing Receivables and the Related Security and Collections with respect thereto and the proceeds thereof, is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of any financing statements described in Section 2.01 and, in the case of the Receivables hereafter created or transferred to the Trust and the proceeds thereof, upon the creation or transfer thereof, the Trust shall have a first priority perfected security interest in such property; provided, however, that such security interest in proceeds shall remain perfected after 10 days from their receipt by the Transferor only to the extent that such proceeds are identifiable cash proceeds or they come into the Trust's possession within the applicable 10-day period; and provided, further, that the Transferor makes no representation or warranty with respect to the effect of Section 9-306(4) of the UCC on the rights of the Trust to proceeds held by the Transferor at the time insolvency proceedings are instituted by or against the seller of the Receivables to which the proceeds relate. Except as otherwise provided in this Agreement, neither the Transferor nor any Person claiming through or under the Transferor has any claim to or interest in the Collection Account;

	      (v) on the fifth Business Day following (i) the date the Servicer receives a Termination Notice pursuant to Section 10.01 or (ii) the Amortization Period Commencement Date if attributable to the occurrence of an Event of Termination, the Transferor shall cause the Servicer to deliver a Schedule to this Agreement which will be an accurate and complete listing of all the Receivables in all material respects as of such day and the information contained therein with respect to the identity of each Receivable and the Unpaid Balance existing thereunder will be true and correct in all material respects as of such day; as of the close of business on February 10, 1993, the aggregate Unpaid Balance for all Receivables was $499,889,865.08; as of the close of business on February
10, 1993 the aggregate Unpaid Balance for all Eligible Receivables was $486,234,178.85;

	      (vi) each such Receivable and Related Security and Collections with respect thereto has been or will be transferred to the Trust free and clear of any Adverse Claim or interest of any Person not holding through the Trust;

	      (vii) each account receivable conveyed pursuant to Section 2.01 hereof is on the date of creation of such account receivable a Receivable and each Receivable classified as an "Eligible Receivable" by the Transferor in any document or report delivered hereunder will satisfy the requirements contained in the definition of Eligible Receivable;

	      (viii) each Receivable is or will be at the time of transfer to the Trust an account receivable arising out of the performance by the Ingram Book Company division of Ingram or any Designated Subsidiary in accordance with the terms of the Contract giving rise to such Receivable. The Transferor has no knowledge of any fact which should have led it to expect at the time of the initial creation of an interest in any Receivable hereunder that such Receivable would not be paid in full when due except with respect to any sales and marketing discount then available to Obligors. Each Receivable classified as an "Eligible Receivable" by the Transferor in any document or report delivered hereunder will satisfy the requirements of eligibility contained in the definition of Eligible Receivable; and

	      (ix) each such Receivable was purchased in accordance with the terms of the Purchase Agreement, which is in full force and effect.

	      (b) Notice of Breach. The representations and warranties set forth in this Section 2.04 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a material breach of any of the representations and warranties set forth in this Section 2.04(a)(i) through (ix), the party discovering such breach shall give written notice to the others and to the Rating Agencies within three Business Days of such discovery.

	      (c) Transfer Upon Breach of Warranty. In the event of a breach with respect to a Receivable of any of the representations and warranties set forth in Section 2.04(a)(ii) through (ix) above which cannot be cured by the Business Day following the first day on which the Transferor has knowledge thereof, such Receivable (a "Reconveyed
Receivable") shall be removed from the Trust (without further action) by deducting the Unpaid Balance of each such Reconveyed Receivable from the Eligible Receivables in the Trust and decreasing the Transferor Amount. On and after the date of such removal, each Reconveyed Receivable so removed shall not be included in the calculation of any Invested Percentage, the Issuer Percentage, the Transferor Percentage, any Invested Amount, the
Issuer Amount or the Transferor Amount. To the extent that the exclusion of a Reconveyed Receivable from the calculation of the Transferor Amount would cause the Transferor Eligible Amount to be reduced below the Transferor Minimum Amount or would otherwise not be permitted by any Requirement of Law, the Transferor shall make or cause to be made a deposit in the Collection Account in immediately available funds by the close of business on the Business Day following the first day the Transferor has knowledge of the existence of a Reconveyed Receivable in an amount equal to the related Transfer Deposit Amount remaining due. Such deposit shall be considered a payment in full of the Reconveyed Receivable during the Settlement Period to which such payment relates and shall be allocated in accordance with Section 4.03. Upon each removal of a Reconveyed Receivable from the Trust, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to or upon the order of the Transferor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Reconveyed Receivable, all Related Security and Collections with respect thereto and all proceeds thereof The Trustee shall execute such documents and instruments of transfer or assignment as shall be prepared by the Transferor, and shall take such other actions as shall reasonably be requested by the Transferor, to effect the conveyance of such Reconveyed Receivable pursuant to this Section. The obligation of the Transferor set forth in this Section, or the automatic removal of such Receivable from the Trust, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above referenced Section with respect to such Receivable available to the Investor Certificateholders, the Holder of the Variable Funding Certificate or the Trustee on behalf of the Investor Certificateholders or such Holder.

	      (d) Reassignment of Trust Portfolio. In the event of a breach of any of the representations and warranties set forth in subsections 2.03(a), (b), (c) or (d) or subsection 2.04(a)(i) with respect to any Series, any of the Trustee, the Holder of the Variable Funding Certificate or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested Amount of such Series, by notice then given in writing to the Transferor (with a copy thereof to the Rating Agencies) and to the Trustee and the Servicer (if given by the Investor Certificateholders or the Holder of the Variable Funding Certificate), may direct the Transferor to accept reassignment of an amount of Principal Receivables equal to the face amount of the Invested Amount and/or Issuer Amount to be repurchased (as specified below) within 60 days of such notice, and the Transferor shall be obligated to accept reassignment of such Principal Receivables on a Payment Date specified by the Transferor (such Payment Date, the "Reassignment Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the Servicer shall provide the Trustee with an Officer's Certificate to the effect that the representations and warranties contained in subsections 2.03(a), (b), (c) and (d) and subsection 2.04(a)(i) shall then be true and correct in all material respects. The Transferor shall, on the Business Day immediately preceding the Reassignment Date, deposit an amount (in next day funds) equal to the reassignment deposit amount for such Series and/or the Variable Funding Certificate in the Collection Account, as provided in the related Supplement, for distribution to the Investor Certificateholders and/or to the Holder of the Variable Funding Certificate pursuant to
Article XII. The reassignment deposit amount with respect to any Series and/or the Variable Funding Certificate, unless otherwise stated in the related Supplement, shall be equal to (i) the Invested Amount of such Series and/or the Issuer Amount at the end of the Record Date preceding the Reassignment Date; plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates of such Series at the applicable Certificate Rate and/or on the Variable Funding Certificate through the Record Date for the Payment Date on which the distribution of such deposit is scheduled to be made pursuant to Section 12.03, less the amount, if any, previously allocated for payment of interest to the Certificateholders of such Series and/or to the Holder of the Variable Funding Certificate on the related Payment Date in the month in which the Reassignment Date occurs provided, however, any such payment made with respect to the Variable Funding Certificate shall also include such additional amounts, if any, necessary to pay the Interest Component of all Outstanding Commercial Paper of the CP Issuer maturing subsequent to such Reassignment Date. Payment of the reassignment deposit amount with respect to any Series, and/or on the Variable Funding Certificate, and all other amounts in the Collection Account, shall be considered a prepayment in full of the Receivables represented by the Investor Certificates of such Series and/or the Variable Funding Certificate. On the Payment Date following the date on which such amount has been deposited in full into the Collection Account, the Receivables and all monies due or to become due with respect thereto and all proceeds of the Receivables allocated to the Receivables pursuant to the related Supplement shall be released to the Transferor after payment of all amounts otherwise due hereunder on or prior to such dates and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by and as are reasonably requested by the Transferor to vest in the Transferor, or its designee or assignee, all right, title and interest of the Trust in and to such Receivables, all monies due or to become due with respect thereto and all proceeds of such Receivables allocated to such Receivables pursuant to the related Supplement. If the Trustee or the Investor Certificate holders of any Series and/or the Holder of the Variable Funding Certificate give(s) notice directing the Transferor to accept reassignment as provided above, the obligation of the Transferor to accept reassignment of the applicable Receivables and pay the reassignment deposit amount pursuant to this subsection 2.04(d) shall constitute the sole remedy respecting a breach of the representations and warranties contained in subsections 2.03(a), (b), (c) and (d) and 2.04(a)(i) available to the Investor Certificateholders of such Series and/or the Holder of the Variable Funding Certificate or the Trustee on behalf of the Investor Certificateholders of such Series and/or the Holder of the Variable Funding Certificate. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable by the Transfer pursuant to this Agreement or any Supplement or the eligibility of any Receivable for purposes of this Agreement or any Supplement.

     Section 2.05 [Reserved].

     Section 2.06 Covenants of the Transferor. During the term of this Agreement, and until (i) the Invested Amount and the Issuer Amount are reduced to zero, (ii) the Investor Certificateholders and the Holder of the Variable Funding Certificate shall have received all accrued interest on the applicable Certificate, and (iii) all amounts owed by the Transferor pursuant to this Agreement have been paid, the Transferor covenants and agrees as follows:

	      (a) Compliance with Laws, etc. The Transferor shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables, will maintain in effect all qualifications required under Requirements of Law in order to properly purchase and convey the Receivables and other Trust Assets and will comply in all material respects with all Requirements of Law in connection with purchasing and conveying the Receivables the failure to comply with which would have a material adverse effect on the Trust or its interests in the Receivables.

	      (b) Preservation of Corporate Existence. The Transferor (i) shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) shall qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would, if not remedied, materially adversely affect the interests of the Holder of the Variable Funding Certificate and the Investor Certificateholders hereunder or in the Receivables, or the ability of the Transferor or the Servicer to perform its obligations hereunder in the case of (ii) and where such failure shall remain unremedied for a period of 30 days or such failure shall have a material adverse effect on the interests of the Trust or the Certificateholders or the Trust's interests in the Receivables, or the ability of the Transferor or the Servicer to perform its obligations hereunder.

	      (c) Audits. At any time and from time to time during the Transferor's regular business hours, on reasonable prior notice and for a purpose reasonably related to this Agreement, the Transferor shall, in response to any reasonable request of the Trustee, permit the Trustee, or its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Transferor relating to the Receivables, the Related Security and the related Contracts and (ii) to visit the offices and properties of the Transferor for the purpose of examining such materials and to discuss matters relating to the Receivables or the Transferor's performance hereunder with any of the officers or employees of the Transferor having knowledge thereof. Any such examination or visit made pursuant to this
Section 2.06(c) shall be at the cost and expense of the party or parties making such examination or visit.

	      (d) Continuous Perfection. The Transferor shall not change its name, identity or structure in any manner which might make any financing or continuation statement filed hereunder misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Transferor shall have given the Trustee at least 90 days' prior written notice thereof and shall have taken all action 60 days prior to making such change (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. The Transferor shall not change its chief executive office or change the location of its principal records concerning the Receivables, the Related Security or the Collections from the locations specified in Section 2.03(i) unless it has given the Trustee at least 60 days' prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of the Trustee in the Receivables and the other Trust Assets to continue to be perfected with the priority required by this Agreement. The Transferor will at all times maintain its principal executive office and any other office at which it maintains records relating to the Receivables and the Related Security within the United States of America. The Transferor shall provide notice to the Rating Agencies confirming that WCC-1 financing statements to be filed within 10 days of the Initial Closing Date shall have been filed.

	      (e) Extension or Amendment of Receivables. The Transferor shall not extend, amend or other wise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contracts related thereto in any manner which would have a material adverse effect on the interests of the Certificateholders.

	      (f) Reports. The Transferor shall furnish to the Trustee and to each Rating Agency as soon as possible and in any event within five
Business Days after the occurrence of each Event of Termination or the Transferor's knowledge of a Prospective Event of Termination, the statement of a senior financial officer of the Transferor setting forth the details of such Event of Termination or Prospective Event of Termination and the action taken, or which the Transferor proposes to take, with respect thereto.

	      (g) Certain Documentation. The Transferor shall hold for the account of the Trust (to the extent of its interest therein) any document evidencing or securing a Receivable and the related Contract, other than instruments (as such term is used in the WCC), if any, that shall have been delivered to the Trustee contemporaneously with the conveyance to the Trust hereunder. Such holding by the Transferor shall be in trust and shall be deemed to be the holding thereof by the Trustee for purposes of perfecting the Trust's rights therein as provided in the UCC.

	      (h) Assessments. The Transferor will promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it which may adversely affect any of the Receivables or the Trust's rights with respect thereto.

	      (i) Change in Lock-Box Banks or Instructions. The Transferor may permit Ingram to add or terminate any bank as a Lock-Box Bank from those listed in Exhibit K hereto, or make any change in the Lock-Box Agreements or in its existing instructions to Obligors regarding payments to be made to any Lock-Box Bank (so long as an Obligor remains instructed to make payments on a Receivable to a Lock-Box Account and so long as any such change shall not change the Transferor as the owner of the Lock-Box Account), but in each case only upon written notice from Ingram to the Trustee and the Transferor; provided that any bank, other than those banks listed on Exhibit K hereto (including their successors), added as a Lock-Box Bank shall have short-term debt ratings of A-1 by S&P and, if rated by Fitch, F-1 by Fitch at the time it becomes a Lock-Box Bank or the addition of such bank as a Lock-Box Bank shall have been consented to by the Required Banks. The Transferor shall give notice to the Trustee of the name and address of each additional Lock-Box Bank. In the event that the Transferor or Ingram enters into a Lock-Box Agreement with a Lock-Box Bank with respect to which the Transferor or Ingram had not entered into a Lock-Box Agreement at the Initial Closing Date, the Transferor shall deliver, or cause Ingram to deliver, to the Trustee a copy of the executed Lock-Box Agreement prior to instructing any Obligors to make payment to such Lock-Box Bank. The Transferor shall provide notice to the Rating Agencies confirming that all Lock-Box Agreements have been amended to name the Transferor as the party thereto within 30 days of the Initial Closing Date.

	      (j) Further Action. The Transferor shall, from time to time, execute and deliver to the Trustee any instruments, financing or continuation statements or other writings reasonably necessary or desirable to maintain the perfection or priority of the Trustee's ownership or security interest in the Receivables, the Related Security and the Collections under the UCC or other applicable law. The Transferor shall, from time to time, execute and deliver to the Obligors on the Receivables any bills, statements and letters or other writings necessary to carry out the terms and provisions of this Agreement and to facilitate the collection of the Receivables.

	      (k) Additional Indebtedness. The Transferor shall not create, incur, assume or suffer to exist any indebtedness (including, without limitation, any guaranty) or expense (whether or not accounted for as a liability) except (i) indebtedness hereunder, under the Purchase Agreement, the Investor Certificates, the Variable Funding Certificate, or any agreements, contracts or instruments which relate thereto, (ii) indebtedness or other expense to its professional advisers and its counsel, not exceeding $50,000, (iii) where that Person to whom such indebtedness or expense will be owing has delivered to the Transferor an undertaking that it will not institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the Variable Funding Certificate and all Investor Certificates are paid in full, and (iv) other indebtedness and expenses, not exceeding $4,750 at any one time outstanding, on account of incidentals or services supplied or furnished to the Transferor; provided, that the obligations of the Transferor to Certificateholders hereunder, solely with respect to the payment of interest and the repayment of principal under such Certificate, shall be payable solely from the Trust Assets in accordance herewith and the Certificateholders shall not look to any other property or assets of the Transferor in respect of such obligations and such obligations shall not constitute a claim against the Transferor in the event that the Trust Assets are insufficient to pay in full such interest and principal; provided, that the obligations of the Transferor to Certificateholders hereunder with respect to amounts other than interest and principal under the Certificates shall be payable from the Trust Assets or any other assets of the Transferor, except that all such obligations of the Transferor to Certificateholders shall be suspended at any time that, and for so long as, the Transferor's assets are insufficient to pay in full such obligations, and that all such obligations are fully subordinated to the Transferor's obligations with respect to the payment of interest and principal under the Investor Certificates and the Variable Funding Certificate, and the security interest of the Trustee in the Trust Assets with respect to such interest and principal obligations.

	      (l) No Transfer. The Transferor agrees that it shall not sell, assign, pledge, convey or otherwise transfer any Receivable or any interest therein or any other Trust Asset, except for the transfer of the Trust Assets to the Trust as provided herein, and shall defend and hold harmless the Trustee from any Adverse Claim in or to any Eligible Receivable, except to the extent the Transferor is otherwise required to repurchase such Receivable hereunder.

	      (m) No Other Business. The Transferor agrees to engage in no business other than the business contemplated hereunder and under the Purchase Agreement without the prior written confirmation from each Rating Agency that such change in business will not result in such Rating Agency reducing or withdrawing its rating on any outstanding Series or the Commercial Paper.

	      (n) Enforcement and No Modification of Purchase Agreement. The Transferor agrees to take all action necessary and appropriate to enforce its rights and claims under the Purchase Agreement. The Transferor agrees not to amend or modify the Purchase Agreement without the prior written consent of the Holder of the Variable Funding Certificate and the Holders of Investor Certificates evidencing fractional undivided interests aggregating not less than 65% of the Invested Amount and without the prior written confirmation from each Rating Agency that such amendment will not result in such Rating Agency reducing or withdrawing its rating on any outstanding Series or the Commercial Paper.

	      (o) Separate Business. The Transferor shall at all times (a) to the extent the Transferor's office is located in the offices of Ingram or any Affiliate of Ingram, pay fair market rent for its executive office space located in the offices of Ingram or any Affiliate of Ingram, (b) maintain the Transferor's books, financial statements, accounting records and other corporate documents and records separate from those of Ingram or any other entity, (c) not commingle the Transferor's assets with those of Ingram or any other entity; provided that the foregoing restriction shall not preclude the Transferor from lending its excess cash balances to Ingram for investment (which may include inter-affiliate loans made by Ingram) by Ingram on a pooled basis as part of the cash management system maintained by Ingram for its consolidated group so long as all such transactions are properly reflected on the books and records of the Transferor and Ingram, (d) act solely in its corporate name and through its own authorized officers and agents, (e) make investments directly or by brokers engaged and paid by the Transferor or its agents (provided that if any such agent is an Affiliate of the Transferor it shall be compensated at a fair market rate for its services), (f) separately manage the Transferor's liabilities from those of Ingram or any affiliates of Ingram and pay its own liabilities, including all administrative expenses, from its own separate assets, except that Ingram may pay the organizational expenses of the Transferor, and (g) pay from the Transferor's assets all obligations and indebtedness of any kind incurred by the Transferor. The Transferor shall abide by all corporate formalities, including the maintenance of current minute books, and the Transferor shall cause its financial statements to be prepared in accordance with generally accepted accounting principles in a manner that indicates the separate existence of the Transferor and its assets and liabilities. The Transferor shall (i) pay all its liabilities, (ii) not assume the liabilities of Ingram or any affiliate of Ingram, and (iii) not guarantee the liabilities of Ingram or any affiliates of Ingram. The officers and directors of the Transferor (as appropriate) shall make decisions with respect to the business and daily operations of the Transferor independent of and not dictated by any con trolling entity.

	      (p) Corporate Documents. The Transferor shall not amend, alter, change or repeal Articles III, V, IX, XI, XII and XIII of its Certificate of Incorporation without the prior written consent of each of its Independent Directors and the Trustee and without the prior written confirmation by each Rating Agency that such amendment will not result in such Rating Agency reducing or withdrawing its rating on any outstanding Series or on the Commercial Paper.

	      (q) Designated Subsidiaries. From and after the Initial Closing Date, the Transferor shall not consent to the designation of additional Designated Subsidiaries by Ingram without the prior written consent of the Required Banks.

	      (r) ERISA. The Transferor shall promptly give the Trustee notice of the following events, as soon as possible and in any event within 30 days after the Transferor or any of its ERISA Affiliates knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan to which the Transferor or any of its ERISA Affiliates contributed, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan to which the Transferor or any of its ERISA Affiliates contributes or to which contributions have been required to be made by the Transferor or such ERISA Affiliate during the preceding five years or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Transferor or any of its ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any such Plan or Multiemployer Plan.

	      (s) Purchase Agreement Notices, Waivers, Etc. The Transferor (i) shall promptly give the Trustee copies of any notices, reports or certificates given or delivered to the Transferor under the Purchase Agreement and (ii) shall not, without the prior consent of the Holder of the Variable Funding Certificate and Holders of Investor Certificates evidencing fractional undivided interests aggregating not less than 65% of the Invested Amount, enter into any amendment, supplement or other modification to, or waiver of any provision of, the Purchase Agreement or consent to the addition of a Designated Subsidiary thereunder.

	      (t) Payments from Lock-Box Accounts. The Transferor, promptly on the Business Day on which any Collections deposited into the Lock-Box Accounts shall have become good available funds, shall remit or cause to be remitted such Collections to the Collection Account.

     Section 2.07 Authentication of Certificates. Pursuant to the request of the Transferor, the Trustee has caused Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust to be duly authenticated and delivered to or upon the order of the Transferor pursuant to Section 6.02.

     Section 2.08. Tax Treatment. The Transferor has entered into this Agreement, and the Variable Funding Certificate and the Investor Certificates have been (or will be) issued, with the intention that such Investor Certificates and Variable Funding Certificate will qualify under applicable tax law as indebtedness of the Transferor. The Transferor, the Holder of the Variable Funding Certificate, each Investor Certificateholder by acceptance of its Investor Certificate and each Certificate Owner by acquiring an interest in an Investor Certificate agrees to treat the Variable Funding Certificate or the Investor Certificates, as the case may be, as indebtedness of the Transferor, for purposes of federal, state and local income or franchise taxes and for any other tax imposed on or measured by income. In accordance with the foregoing, the Transferor agrees that it will report its income for such federal, state, and local income or franchise taxes, or for other taxes on or measured by income, on the basis that it is the owner of the Receivables. Furthermore, the Trustee hereby agrees to treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

     Section 2.09 Cancellation of the Certificates of any Series. The Transferor may acquire any Certificate of any Series and deliver it to the Trustee for cancellation under this Section. Upon such delivery, the Trustee shall cancel such Investor Certificate as provided in Section 12.03(c). As a result of such delivery and cancellation, the Transferor Amount shall be increased by the principal amount of such Investor Certificate and the Invested Percentages with respect to such Series, the Minimum Aggregate Principal Receivables and any other defined term herein or in the applicable Supplement, the definition of which depends upon an assumption that such Investor Certificate had been issued as a part of such Series, shall be recomputed on the basis of the assumption that such Investor Certificate had not been issued as part of such Series. Upon such delivery, such Certificate shall be accompanied by an Officer's Certificate of the Transferor stating the recomputed amounts of the defined terms referred to in the preceding sentence.

     Section 2.10 Transferor Minimum Amount; Minimum Adjusted Eligible Principal Receivables. If, with respect to any Series or the Variable Funding Certificate, on any Business Day (A) the Transferor Eligible Amount as of the end of the preceding Business Day is less than the Transferor Minimum Amount for such preceding Business Day or (B) the Adjusted Eligible Principal Receivables as of the end of the preceding Business Day are less than the Minimum Adjusted Eligible Principal Receivables an of the end of such preceding Business Day, the Transferor shall make or cause to be made a deposit in the Transferor Account in immediately available funds by the close of business on the next Business Day, in an amount equal to the Transferor Account Deposit Amount.

			      [END OF ARTICLE II]



				  ARTICLE III

			 ADMINISTRATION AND SERVICING
				OF RECEIVABLES

     Section 3.01 Acceptance of Appointment and Other Matters Relating to the Servicer.

	      (a) Ingram agrees to act, and is hereby appointed by the Trustee and the Transferor to act, as the Servicer under this Agreement, and all Certificate holders, including the Transferor, by their acceptance of the Certificates consent to Ingram acting as Servicer. The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing receivables owned by it and comparable to the Receivables and in accordance with the Credit and Collection Policy and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable; provided, however, that if Ingram is no longer the Servicer, the Servicer shall service the Receivables in accordance with the standards that would be employed by a prudent institution in servicing comparable receivables for its own account. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered (i) to instruct the Trustee to make withdrawals and payments from the Collection Account as set forth in this Agreement or any Supplement, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivable, and (iii) to make any filings, reports, notices, applications, registrations with, and to seek any consent or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements or laws.

	      (b) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other receivables of the same type.

	      (c) Each of the Transferor and the Trustee hereby appoints the Servicer as its agent to enforce its respective rights and interest in and under the Receivables, the related Contracts and the Related Security. If Ingram is not the Servicer, Ingram shall promptly deliver to the Servicer, and the Servicer shall hold in trust for the Transferor and the Trustee in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Receivables.

	      (d) Provided no Event of Termination shall have occurred and be continuing, the Servicer may, in accordance with the Credit and Collection Policy, (i) extend the maturity or adjust the Unpaid Balance of any Receivable as the Servicer may determine to be appropriate to maximize Collections thereof and (ii) adjust the Unpaid Balance of any Receivable to reflect Credits.

	      (e) Except to the extent that, in accordance with the Credit and Collection Policy, Credits may be applied toward future purchases and not as a reduction of the Unpaid Balance of an existing Receivable, or to the extent that Collections on Receivables that are not Eligible Receivables or are in excess of the Concentration Limit are deemed to be Collections on Adjusted Eligible Receivables or as otherwise required by law, Credits and Collections shall be applied to the Receivables to which they relate.

	      (f) The Servicer shall provide all reports and documentation required by Section 3.04.

	      (g) In the event that the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of any court of competent jurisdiction ordering that the Transferor not transfer any additional Receivables to the Trust) then, in any such event,
(A) the Servicer agrees to allocate and pay to the Trust, after the date of such inability, all Collections with respect to Receivables transferred to the Trust prior to the occurrence of such event, and all amounts that would have constituted Collections with respect to accounts receivable that would have been Receivables but for the Transferor's inability to transfer such accounts receivable to the Trust (up to an aggregate amount equal to the amount of Receivables in the Trust as of such date); and (B) the Servicer agrees to have such amounts applied as Collections in accordance with
Section 4.03. For the purpose of the immediately preceding sentence of this Section 3.01(g), unless otherwise specifically directed by the Obligor, the Servicer shall treat the first received Collections with respect to the Receivables as allocable to the Trust for the benefit of all Certificateholders until the Trust shall have been allocated and paid Collections in an amount sufficient to pay the aggregate amount of Receivables in the Trust as of the date of occurrence of such event.

	      (h) Obligors shall be instructed by the Transferor, the Servicer or a Designated Subsidiary to make all payments on the Receivables to Lock-Box Accounts maintained by Lock-Box Banks pursuant to Lock-Box Agreements and all Collections on Receivables of amounts due and owing will, pending remittance by the Servicer to the Collection Account, be held for the benefit of the Trust and shall be payable to the Collection Account not later than the Business Day on which funds are available following receipt thereof. Any payments on the Receivables made by Obligors directly to the Servicer shall be mailed by the Servicer to the appropriate Lock-Box Bank not later than the Business Day following receipt thereof or shall be deposited in the Collection Account not later than the Business Day following the date on which funds are available.

     Section 3.02 Servicinq Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a servicing fee in respect of each day prior to the termination of the Trust pursuant to Section 12.01 (the "Servicing Fee"), payable in arrears on each date specified in the applicable Supplement, equal to the product of (i) a fraction, the numerator of which is the actual number of days in the measuring period specified in the applicable Supplement and the denominator of which is the actual number of days in the year, (ii) the weighted average Servicing Fee Percentage (based upon the Servicing Fee Percentage for each Certificate and the Principal Receivables allocated thereto) and (iii) the daily average aggregate Unpaid Balances of all Principal Receivables over the term of such measuring period. The share of the Servicing Fee allocable to each Series or the Variable Funding Certificate with respect to any date of payment shall be equal to the product of (i) a fraction, the numerator of which is the actual number of days in the measuring period specified in the applicable Supplement and the denominator of which is the actual number of days in the year, (ii) the applicable Servicing Fee Percentage for such Series or the Variable Funding Certificate and (iii) the Issuer Amount or the Invested Amount of such Series, as appropriate, as of the date of determination for such payment as specified in the applicable Supplement. The remainder of the Servicing Fee shall be paid by the Transferor, or retained by the Servicer as provided in
Article IV, and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable for the share of the Servicing Fee to be paid by the Transferor. Any Servicing Fees shall be payable to the Servicer solely pursuant to the terms of, and to the extent amounts are available for payment as provided in, Section 4.04 as set forth in the Supplement relating to any Series and Section 4.05 as set forth in the Variable Funding Supplement. In the event a Successor Servicer is appointed pursuant to Section 10.02 hereto, the Servicing Fee with respect to such Successor Servicer shall, unless otherwise agreed, be at least 0.25% per annum of the daily average Unpaid Balances of the Receivables.

     The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05, the reasonable fees and disbursements of independent accountants, all other expenses incurred by the Servicer in connection with its activities hereunder, and all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders; provided that in no event shall the Servicer be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided herein. In the event that the Servicer fails to pay the amounts due to the Trustee pursuant to Section 11.05, the Trustee shall be entitled to deduct and re ceive such amounts from the Servicing Fee, prior to the payment thereof to the Servicer. The Servicer shall be required to pay expenses for its own account and shall not be entitled to any payment or reimbursement therefor other than the Servicing Fee.

     Section 3.03 Representations, Warranties and Covenants of the Servicer. Ingram, as initial Servicer, and any Successor Servicer by its appointment hereunder, hereby represent and warrant, in the case of the initial Servicer, as of the Initial Closing Date and, with respect to any Series and the Variable Funding Certificate as of the date of any Supplement and the related Closing Date, and in the case of any Successor Servicer, as of the date of its appointment and, with respect to any Series issued after such date, as of the date of the related Supplement and the related Closing Date, in each case unless otherwise stated in such Supplement, and covenant (except that no representation, warranty or covenant is made by any Successor Servicer with respect to paragraphs (l),
(o) and (q) below):

	      (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and any Supplement and, in all material respects, to own its property and conduct its business as such properties are presently owned and as such business is presently conducted.

	      (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to obtain such license or approval would have a material adverse affect upon the Certificateholders or upon the ability of the Servicer to perform its obligations under this Agreement.

	      (c) Due Authorization. The execution, delivery and performance of this Agreement and any Supplement, and the consummation or the transactions provided in this Agreement and any Supplement, have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

	      (d) Binding Obligation. Each of this Agreement and any Supplement constitute legal, valid and binding obligations of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, relating to the enforcement of creditors' rights in general and, with respect to any Successor Servicer which is a national banking association, the rights of creditors of national banks under United States law and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

	      (e) No Violation. The execution and delivery of this Agreement and any Supplement by the Servicer, and the performance of the transactions contemplated by this Agreement and any Supplement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or require any consent, approval or registration under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

	      (f) No Proceeding. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement,
(ii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any Supplement, or
(iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement.

	      (g) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Related Security, will maintain in effect all qualifications required under Requirements of Law in order to service properly the Receivables and the Related Security and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Related Security the failure to comply with which would have a material adverse effect on Certificateholders.

	      (h) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of a Receivable or a Contract except
(i) as ordered by a court of competent jurisdiction or other Governmental Authority or (ii) in the ordinary course of its business and in accordance with the Credit and Collection Policy.

	      (i) Protection of Certificateholders' Rights. Except as contemplated by Section 3.01(d), the Servicer shall take no action which, nor omit to take any action the omission of which, would substantially impair the rights of Certificateholders in any Receivable or the Related Security.

	      (j) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Servicer of this Agreement and any Supplement, the performance by the Servicer of the transactions contemplated by this Agreement and any Supplement and the fulfillment by the Servicer of the terms hereof and thereof, have been obtained; provided, however, that the Servicer makes no representation or warranty regarding state securities or "blue sky" laws in connection with the distribution of the Certificates.

	      (k) Credit and Collection Policy. The Servicer, (i) except as otherwise permitted in Section 3.01(d), shall not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, in any manner which would have a material adverse effect on the interests of the Certificateholders or the Trust, including, but not limited to, extending the due dates, or impairing the collectibility of the Receivables, (ii) if Ingram, shall comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract, and (iii) if Ingram, shall not without the prior consent of the Required Banks make any change in the Credit and Collection Policy that could reasonably be expected to have a material adverse effect on the collectibility of the Receivables taken as a whole, or the ability of the Servicer to perform its obligations hereunder.

	      (1) No Change in Ability to Service. With respect to the initial Servicer only, since September 30, 1992, there has been no material adverse change in the ability of the Servicer to service and collect the Receivables and the Related Security.

	      (m) Modification of Systems. The Servicer agrees, promptly after the replacement or any material modification of any computer, automation or other operating systems (in respect of hardware or software) used to provide the Servicer's services as Servicer or to make any calculations or reports hereunder, to give notice of any such replacement or modification to the Trustee.

	      (n) Business Days. No later than December 1 of each year, the Servicer shall furnish the Trustee with a list of days other than Saturday and Sunday, on which the Servicer shall be closed during the immediately succeeding year, except that with respect to the calendar year 1993, the Servicer shall furnish such list to the Trustee on or before the Initial Closing Date.

	      (o) Payments from Lock-Box Accounts. The Servicer or, if Ingram is no longer the Servicer, Ingram, shall (i) on or prior to the Initial Closing Date, cause each party to a Lock-Box Agreement (other than the Lock-Box Banks parties to such agreements) to direct each Lock-Box Bank to make payments to Lock-Box Accounts maintained in the name of, and under the sole control, dominion and ownership of the Transferor; and (ii) within 30 days after the Initial Closing Date, cause each party to a Lock-Box Agreement, to amend each such Lock-Box Agreement to substitute Funding as the party thereto.

	      (p) Keeping of Records and Books of Account. The Servicer shall maintain and implement administrative and operating procedures (including, without limitation, the ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, microfiche, computer records and other information reasonably necessary or advisable for the collection of all the Receivables and the Related Security. Such books, microfiche, and computer records shall reflect all facts giving rise to the Receivables and the Related Security, all payments and credits with respect thereto, and the computer records shall be clearly marked to show the interests of the Trust in the Receivables.

	      (q) Performance and Compliance with Ingram's Contracts. The Servicer shall or, if Ingram is no longer the Servicer, Ingram shall timely and fully perform and comply with all material provisions, cove nants and other promises required to be observed by it under the Contracts related to the Receivables.

	      (r) No Servicer Default. No Servicer Default has occurred or is continuing.

	      (s) No Event of Termination. No Event of Termination has occurred or is continuing.

	      (t) Change in Separate Receivables System. The Servicer, or if Ingram is no longer the Servicer, Ingram, shall maintain separate books and computer coding systems with respect to Receivables generated by the Ingram Book Company division of Ingram and receivables generated by any other division of Ingram.

     In the event there is any breach of any of the representations, warranties or covenants of the Servicer contained in Section 3.03(g), (h), (i) or (o) with respect to any Receivable and as a result thereof the rights of the Trust in, to or under any such Receivable or its proceeds are impaired or the proceeds of any such Receivable are not available to the Trust, then upon the expiration of 30 days from the earlier to occur of the discovery of any such event by the Servicer, or receipt by the Servicer of written notice of such event given by the Trustee (such notice to be given within three Business Days of the discovery thereof by a Responsible Officer of the Trustee), the Servicer shall accept the trans fer of all the Receivables as to which such event relates on the terms and conditions set forth below; provided, however, that proceeds shall not be deemed to be impaired hereunder for the sole reason that the proceeds are held by the Servicer for more than the applicable period under Section 9-306(3) of the UCC; provided, further, that no such removal shall be required to be made with respect to a Receivable if, within such 30-day period, such representations, warranties or covenants with respect to such Receivable shall be true and correct or shall have been complied with, in all material respects; and provided, further, that no Successor Servicer shall have any obligation to repurchase any Receivable as a result of any breach of the representations, warranties or covenants set forth in Section 3.03(o). The Servicer or, with respect to Section 3.03(o), if Ingram is not the Servicer, Ingram shall accept the transfer of a Receivable and the Related Security and Collections with respect thereto by making or causing to be made a deposit into the Collection Account in immediately available funds on or prior to the Transfer Date following the expiration of the 30-day period set-forth in this Section in an amount equal to the Transfer Deposit Amount for such Receivables, which deposit shall be allocated in accordance with Section
4.03. Upon each such transfer of a Receivable to the Servicer, the Trustee shall automatically and without further action be deemed to transfer, assign, and set over, and otherwise convey to or upon the order of the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivable, the Related Security and Collections with respect thereto and all proceeds thereof; and such Receivable shall be treated by the Trustee as collected in full as of the Settlement Period to which such Transfer Deposit Amount relates. The
Trustee shall execute such documents and instruments of transfer or assignment as shall be prepared by the Servicer, and shall take such other actions as shall be reasonably requested by the Servicer, to effect the
 .onveyance of any Receivable pursuant to this Section. The obligation of the Servicer to accept the transfer of any such Receivables, the Related Security and Collections shall constitute the sole remedy respecting any breach of the representations, warranties and covenants set forth in
Section 3.03(g), (h), (i) or (o) with respect to such Receivables, the Related Security and Collections available to Certificateholders or the Trustee on behalf of Certificateholders.

     Section 3.04 Reports and Records for the Trustee.  Bank Account
Statements.

	      (a) Daily Records. Upon reasonable prior notice by the Trustee, the Servicer shall make available at an office of the Servicer selected by the Servicer for inspection by the Trustee or its agent on a Business Day during the Servicer's normal business hours a record setting forth (i) the Collections on each Receivable and (ii) the amount of Receivables for the Business Day preceding the date of the inspection. The Servicer shall, at all times, maintain its computer files with respect to the Receivables in such a manner so that the Receivables may be specifically identified and, upon reasonable prior request of the Trustee, shall make available to the Trustee, at an office of the Servicer selected by the Servicer, on any Business Day during the Servicer's normal business hours any computer programs necessary to make such identification.

	      (b) Daily Report.

	      (i) On each Business Day, the Servicer shall prepare, or, if Ingram is not the Servicer, Ingram shall prepare on behalf of the Successor Servicer, a completed Daily Report.

	      (ii) The Servicer (or if Ingram is not the Servicer, Ingram) shall deliver to the Trustee (with copies to the Depositary and the Collateral Agent if either of such Persons is not also the Trustee) the Daily Report by 10:00 a.m. (New York City time) on each Business Day with respect to activity in the Receivables for the prior Business Day (or, in the case of a Daily Report delivered on the second Business Day following a Saturday, Sunday or other non-Business Day, the aggregate activity for the preceding Business Day and such non-Business Days).

	      (iii) Upon discovery of any error or receipt of notice of any error in any Daily Report, the Servicer, Ingram (if not the Servicer), the Transferor and the Trustee shall arrange to confer and shall agree upon any adjustments necessary to correct any such errors. Until correction of such error, the Servicer or the Trustee, as the case may be, shall retain all Collections (or such lesser amount as the Trustee and the Servicer shall agree to be necessary to cover any error) in the Collection Account.
Unless the Trustee has received written notice of any discrepancy, the Trustee may rely on each Daily Report delivered to it for all purposes hereunder.

	      (c) Settlement Statement. On each Determination Date, the Servicer shall, or if Ingram is not the Servicer, the Successor Servicer shall with information provided by Ingram, perform the calculations to be made on such Determination Date and reported on the related Settlement Statement and, prior to 10:00 a.m. (New York City time) on the Settlement Date, deliver to the Trustee (with copies to the Depositary and the Collateral
Agent if either of such Persons is not also the Trustee), the Rating
Agencies and Ingram (if prepared by a Successor Servicer), the Settlement Statement for the related Settlement Period.

     Section 3.05 Annual Servicer's Certificate. The Servicer will deliver to the Trustee and the Rating Agencies on or before April 30 of each calendar year, beginning with April 30, 1994, an Officers' Certificate substantially in the form of Exhibit F stating that (a) a review of the activities of the Servicer during the preceding fiscal year of the Servicer (or shorter period from the Initial Closing Date) and of its performance under this Agreement and any Supplement was made under the supervision of the officers signing such certificate and (b) to the best of such officers' knowledge, based on such review, the Servicer has fully performed or has caused to be fully performed all of its obligations under this Agreement and any Supplement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

     Section 3.06 Annual Independent Public Accoun-tants' Servicing Report.

	      (a) On or before April 30 of each calendar year, beginning with April 30, 1994, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (which report shall cover the period from January 1 of the prior calendar year to and including December 31 of such calendar year or such shorter period as may have elapsed since the Initial Closing Date to and including December 31, 1993) addressed to the Board of Directors of the Transferor, providing that such report also may be delivered to the Trustee and each Rating Agency, to the effect that they have applied certain procedures agreed upon with the Servicer and examined certain documents and records relating to the servicing of Receivables under this Agreement, and that, based upon such agreed-upon procedures, nothing has come to the attention of such accountants that caused them to believe that the servicing (including, without limitation, the allocation of Collections) has not been conducted in compliance with the terms and conditions set forth in Sections 3.04, 4.02, 4.03, 4.04, 4.06, 4.07 and 12.01 of this Agreement and in compliance with any Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. In addition, prior to the delivery of each such report, such accountants shall set forth proposed procedures, subject to the reasonable consent of the Liquidity Agent and the Trustee. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

	      (b) On or before April 30 of each calendar year, beginning with April 30, 1994, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report to the Trustee to the effect that they have compared the mathematical calculations of each amount set forth in the Settlement Statements forwarded by the Servicer pursuant to Section 3.04(c) during the period covered by such report (which shall be the period from January 1 of the prior calendar year to and including December 31 of such calendar year or such shorter period as may have elapsed from the Initial Closing Date to and including December 31, 1993) with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants have found that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. The Servicer shall promptly forward a copy of such report to each Rating Agency. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

     Section 3.07 [Reserved].

     Section 3.08 Notices to the Transferor. The Servicer shall deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered pursuant to Sections 3.04, 3.05 and 3.06.

     Section 3.09 Credits. If the Unpaid Balance of any Receivable is adjusted by the Servicer for any Credit, the Transferor Amount with respect to the Business Day following the Business Day on which such adjustment takes place will be reduced by the amount of the adjustment allocable to Principal Receivables. In connection with such reduction, the amount of Principal Receivables used in the denominator in the calculation of the Invested Percentage with respect to any Series and the Issuer Percentage for the Business Day following the Business Day on which such adjustment occurs shall also be reduced. In the event that such adjustment would cause the Transferor Eligible Amount to be less than the Transferor Minimum Amount or would not be permitted by any Requirement of Law, the Transferor shall make or cause to be made by the close of business on the Business Day following the Business Day on which such adjustment occurs a deposit in the Transferor Account in immediately available funds in the Transferor Account Deposit Amount.

     Section 3.10 Covenant to Maintain Privileges. The Servicer shall maintain all of its rights, powers and privileges material to the collectibility of the Receivables.

			     [END OF ARTICLE III]


				  ARTICLE IV

		  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
			AND APPLICATION OF COLLECTIONS

     Section 4.01 Rights of Certificateholders. Each Series shall represent an Undivided Interest in the Trust, and the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection Account or paid to or on behalf of the Investor Certificateholders (the "Investor Interest"). The Variable Funding Certificate shall represent an Undivided Interest in the Trust and the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection Account or paid to or on behalf of the Holder of the Variable Funding Certifi cate (the "Issuer Interest"). The Transferor Certificate shall represent the remaining interest in the Trust, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to or on behalf of the Holder of the Transferor Certificate (the "Transferor Interest"); provided, however, that such certificate shall not represent any interest in the Collection Account (except to the extent provided in this Agreement) and neither the Transferor nor the Servicer shall have the right to withdraw funds from the Collection Account or to receive funds on deposit therein except as and when provided by this Agreement.

     Section 4.02 Establishment of Collection Account and Transferor
Account.

	      (a) The Collection Account. The Trustee, for the benefit of Certificateholders, including the Holder of the Variable Funding Certificate, shall establish or shall cause to be established and maintained with an Eligible Institution (which may be the Trustee) in the name of the Trustee, on behalf of the Trust, a fully segregated trust account which may be a sub-account of the Collateral Account with the trust department of such institution (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Except as provided in this Agreement, the Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders.
If, at any time, the institution holding the Collection Account ceases to be an Eligible Institution, the Trustee shall within 30 days of a Responsible Officer learning of such event establish a new Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account". Neither the Transferor nor the Servicer, nor any Person claiming by, through or under the Transferor or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Collection Account except to the extent provided in this Agreement. Pursuant to the authority granted to the the Servicer pursuant to Section 3.01(a), the Servicer shall have the revocable power to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's duties hereunder.

	      (b) The Transferor Account. The Trustee, for the benefit of Certificateholders, including the Holder of the Variable Funding Certificate, shall establish or shall cause to be established and maintained with the same Eligible Institution maintaining the Collection Account in accordance with subparagraph (a), in the name of the Trustee, on behalf of the Trust, a fully segregated trust account (which may be a sub-account of the Collateral Account) with the trust department of such institution (the "Transferor Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Except as provided in this Agreement, the Transferor Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Transferor Account ceases to be an Eligible Institution, the Trustee shall, concurrently with the establishment of a new Collection Account in accordance with subparagraph (a), establish a new Transferor Account meeting the conditions specified above with the same Eligible Institution, transfer any cash and/or any investments to such new Transferor Account and from the date such new Transferor Account is established, it shall be the "Transferor Account". Neither the Transferor nor the Servicer, nor any Person claiming by, through or under the Transferor or the Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Transferor Account except to the extent provided in this Agreement. Pursuant to the authority granted to the Servicer pursuant to Section 3.01(a), the Servicer shall have the revocable power to instruct the Trustee to make withdrawals and payments from the Transferor Account for the purposes of carrying out the Servicer's duties hereunder. The amount to be deposited in the Transferor Account on any day shall equal the Transferor Account Deposit Amount. All amounts from time to time held in the Transferor Account (other than investment earnings) shall constitute Trust Assets.

	      (c) Administration of the Collection Account and the Transferor Account. Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Sections 2.04(c), 3.03, 9.03 or Article XII) shall at the direction of the Servicer be invested by the Trustee in Permitted Investments that will mature so that such funds will be available prior to the Payment Date following such investment, except that in the case of funds representing Collections with respect to any Settlement Period, such Permitted Investments may mature so that such funds will be available no later than the Business Day prior to the Payment Date for such Settlement Period. Funds on deposit in the Transferor Account shall at the direction of the Servicer be invested by the Trustee in Permitted Investments that will mature so that such funds will be available prior to the date on which the Transferor is expected to be entitled to the release of such amounts in accordance with Section 4.03(b)(vii), provided, that once invested, such amounts may not be released pursuant to Section 4.03(b)(vii) or otherwise until such Permitted Invest ments mature. Any funds on deposit in the Collection Account or the Transferor Account to be so invested shall be invested solely in Permitted Investments. Any request by the Servicer to invest funds on deposit in the Collection Account or the Transferor Account shall be in writing and shall certify that the funds requested to be invested may be so invested pursuant to the terms hereof, and that the requested investment is a Permitted Investment which matures at or prior to the time required hereby. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until maturity. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account or the Transferor Account shall be paid by the Trustee to the Transferor on each Payment Date. Neither the Transferor nor the Servicer shall deposit any of their funds in the Collection Account at any time except for funds unconditionally required to be paid on account of the purchase price of Certificates or the Transfer Deposit Amount of Reconveyed Receivables pursuant to this Agreement; provided, however that the Transferor shall be permitted to make a cash contribution to the Trust to repay the Variable Funding Certificate or any Series to the extent permitted by the terms of the related Supplement, including under Section 12.02, in connection with which the Issuer Amount or applicable Invested Amount, as the case may be, shall be reduced and the Transferor Amount shall be increased accordingly.

	      (d) Identification of Collection Account and Transferor Account. Schedule 1, which is hereby incorporated into and made part of this Agreement, identifies the Collection Account and the Transferor Account by setting forth the account number of each such account, the account designation of each such account and the name and location of the institution with which each such account has been established.

     Section 4.03 Collections and Allocations.

	      (a) Collections. The Servicer will allocate, pay or deposit all Collections with respect to the Receivables (all of which Collections, subject to Section 4.09, shall be deemed to relate to, and to be received with respect to, Adjusted Eligible Receivables) for each Business Day as described in this Article IV. No later than the second Business Day following the receipt of any Collections in a Lock Box Account, the Servicer shall deposit such Collections into the Collection Account and shall allocate or pay such Collections as indicated in Section 4.03(b).

	      (b) Payments and Allocations. On each Business Day, the Servicer shall allocate the aggregate amount of Collections available in the Collection Account on such Business Day and not previously allocated hereunder (x) to the extent of the product of the total amount of such Collections and the Discount Factor on such Business Day to Imputed Yield (the "Imputed Yield Collections") and (y) to the extent of the total amount of such Collections minus the amount described in clause (x) to Principal Receivables (the "Principal Collections"). On each Business Day, the Servicer shall determine with respect to each Series and the Variable Funding Certificate whether an Amortization Period has commenced on or prior to such Business Day, and based upon such determination, shall determine the amounts or percentages of the Collections to be withdrawn from the Collection Account on such Business Day and shall pay or allocate such Collections to or among each Series, the Variable Funding Certificate and the Transferor Certificate as provided below.

	   (i) For any Series in its Non-Amortization Period:

	       (A) Allocate to each such Series an amount equal to the product of (1) the Invested Percentage for such Series and (2) the Imputed Yield Collections for such Business Day.

	       (B) Allocate and pay to the Holder of the Transferor Certificate an amount equal to the product of (1) the Invested Percentage for such Series and (2) the Principal Collections for such Business Day.

	  (ii) For any Series in its Amortization Period:

	       (A) Allocate to each such Series an amount equal to the product of (1) the Invested Percentage for such Series and (2) the Imputed Yield Collections for such Business Day.

	       (B) Allocate to each such Series an amount equal to the product of (1) the Invested Percentage for such Series and (2) the Principal Collections for such Business Day.

	 (iii) For the Variable Funding Certificate in its
  Non-Amortization Period:

	       (A) Allocate to the Variable Funding Certificate an amount equal to the product of (1) the Issuer Percentage and (2) the Imputed Yield Collections for such Business Day.

	       (B) Allocate the product of (1) the Issuer Percentage and (2) the Principal Collections for such Business Day to the Variable
     Funding Certificate and apply such product in the manner set forth in the Variable Funding Supplement.

	  (iv) For the Variable Funding Certificate in its Amortization
  Period:

	       (A) Allocate to the Variable Funding Certificate an amount equal to the product of (1) the Issuer Percentage and (2) the aggregate amount of Imputed Yield Collections for such Business Day.

	       (B) Allocate to the Variable Funding Certificate the product of (1) the Issuer Percentage and (2) the Principal Collections for such Business Day.

	       (v) For the Transferor Certificate throughout the existence of the Trust: allocate and pay to the Holder of the Transferor Certificate an amount equal to the product of (A) the Transferor Percentage on such Business Day and (B) the aggregate amount of Imputed Yield Collections and Principal Collections for such Business Day; provided, however, that the Servicer shall retain from such amounts on each Business Day an amount equal to the portion of the Servicing Fee to be paid by the Transferor accrued to such Business Day and not previously paid to or retained by the Servicer.

	  (vi) Unallocated Collections: If, as of any day on which Collections are allocated, paid or deposited:

	       (A) pursuant to Section 4.03(b)(ii)(B), the payment or allocation of Principal Collections with respect to any Series would cause such Series (a "Retired Series") to be paid in full, or

	       (B) pursuant to Sections 4.03(b)(ili)(B), 4.03(b)(v) or 4.03(b)(iv)(B), the allocation of Principal Collections to the Holder of the Transferor Certificate or the Holder of the Variable Funding Certificate, respectively, would cause the Transferor Eligible Amount to be less than the Transferor Minimum Amount or the Issuer Amount to be less than zero, after taking into account the increase in the Transferor Amount or the Issuer Amount resulting from the transfer of any new Receivables to the Trust as of such day (any such Collections to the extent applied to reduce any Invested Amount or the Issuer Amount to zero or the Transferor Eligible Amount to the Transferor Minimum Amount being referred to as "Allocated Collections"), then any Imputed Yield Collections or Principal Collections allocated to a Retired Series or to the Holder of the Transferor Certificate or the Holder of the Variable Funding Certificate in excess of Allocated Collections ("Unallocated Collections") shall be reallocated among all Series, other than the Retired Series, if any, unless only one Series would be affected thereby and then only to that Series (pursuant to Section 4.03(b)(ii)), and the Variable Funding Certificate if the Issuer Amount is greater than zero (pursuant to Sections 4.03(b)(iii) and (iv)) (any such reallocation, an "Excess Amount Allocation," and any such Series or the Variable Funding Certificate, for this purpose only, an "Outstanding Series"); provided, however, that such reallocation of Unallocated Collections may only be made to the extent permitted under the related Supplement, and, to the extent not permitted under the related Supplement, shall be held in the Transferor Account in an amount not in excess of the Transferor Account Deposit Amount. Any Excess Amount Allocation shall be performed assuming that (a) the characterization of Unallocated Collections as either Principal Collections or Imputed Yield Collections shall not be altered, (b) the Invested Percentages with respect to any Outstanding Series and the Issuer Percentage shall be recalculated assuming that the Retired Series has been retired and that only the Outstanding Series are outstanding, (c) Allocated Collections have been paid to the Holders of the Retired Series, the Holder of the Transferor Certificate or the Holder of the Variable Funding Certificate, as the case may be, and (d) if Allocated Collections cause an Event of Termination to occur, Unallocated Collections shall be allocated as if such Event of Termination has occurred.

	      (vii) Transferor Account: Allocate and pay, with respect to each Series, the Variable Funding Certificate and the Transferor Certificate in accordance with subsection (b) of this Section 4.03, as Principal Collections or Imputed Yield Collections, as applicable, amounts held in the Transferor Account to the extent the Transferor Eligible Amount exceeds the Transferor Minimum Amount.

     Section 4.04 Payments of Imputed Yield Collections to Investor Certificateholders. Payments of Imputed Yield Collections to Investor Certificateholders shall be made in the manner set forth in the related Supplement.

     Section 4.05 Payments of Imputed Yield Collections with Respect to the Variable Funding Certificate. Payments of Imputed Yield Collections with respect to the Variable Funding Certificate shall be made in the manner set forth in the Variable Funding Supplement.

     Section 4.06 Payment of Principal Collections. With respect to each Series, unless otherwise specified in the related Supplement:

	      (a) Commencing on the Determination Date for the Payment Date relating to the Settlement Period in which the Amortization Period with respect to such Series of Investor Certificates begins, and on each Determination Date with respect to such Series thereafter until the end of such Amortization Period, the Servicer shall instruct the Trustee in writing to withdraw, and on each related Transfer Date the Trustee shall in accordance with such instructions withdraw, from the Collection Account the amount allocated to such Series pursuant to Section 4.03(b)(ii)(B) in respect of the preceding Settlement Period and on the related Transfer Date the Trustee shall pay such amounts to the Paying Agent. On each Payment Date, the Paying Agent shall distribute such amount to the Certificateholders of such Series (referred to herein as "Amortization").

	      (b) Payments of Principal Collections with respect to the Variable Funding Certificate shall be made in the manner set forth in the Variable Funding Supplement.

     Section 4.07 Defaulted Receivables. (a) On each day specified in the Supplement related to any Series, the Servicer shall calculate the Investor Default Amount and Investor Charge-Offs with respect to the related
Series, and the Invested Amount of such Series shall be reduced by the applicable Investor Charge-Offs.

	      (b)  On each day specified in the Variable Funding
Supplement, the Servicer shall calculate the Issuer Default Amount, Issuer Charge-Offs, Defaulted Amount and Issuer Default Deficiency Amount, and the Issuer Amount shall be reduced by the Issuer Charge-Offs.

     Section 4.08 [Reserved].

     Section 4.09 Removal of Funds from Lock-Box Accounts. In the event that the Trustee shall have received amounts in respect of payments made by any Person on an account receivable or other obligation which has not been transferred to the Trust or has been reconveyed therefrom to the Transferor, the Trustee shall, as soon as practicable and as instructed in the most recently delivered Daily Report or Settlement Statement, forward such amounts, in the manner specified in writing by Ingram, to Ingram or such other Person as Ingram designates and, pending the forwarding of such amounts, hold such amounts in trust for Ingram or such other Person designated by Ingram. The Trustee will, if requested in writing by Ingram, acknowledge and confirm the foregoing to any Person designated by Ingram.
In the absence of such instructions, all Collections shall be deemed to relate to, and be received with respect to, Adjusted Eligible Receivables. If, at any time, the Servicer has the ability to identify and segregate Collections relating to Receivables other than Adjusted Eligible Receivables, the Servicer shall have the right to withhold or withdraw such Collections from the Collection Account; provided that each Rating Agency confirms in writing that the adoption of such servicing procedures will not result in such Rating Agency reducing or withdrawing its rating on any outstanding Series or the Commercial Paper.

			      [END OF ARTICLE IV]


				  ARTICLE V

			 DISTRIBUTIONS AND REPORTS TO
			      CERTIFICATEHOLDERS

      Section 5.01 Distributions. On each Payment Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee on the preceding Determination Date pursuant to
Section 3.04(c)) (i) to the Holder of the Variable Funding Certificate the amount on deposit in the Collection Account and payable to the Holder of the Variable Funding Certificate pursuant to Sections 4.05 and 4.06(b), and (ii) to each Investor Certificateholder of record of any Series on the preceding Record Date (other than as provided in Section 2.04(d) or in Section
12.03(b) hereof respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Investor Certificates of such Series held by such Certificateholders of amounts on deposit in the Collection Account as are payable to the Investor Certificateholders of such Series pursuant to Sections 4.04 and 4.06(a).
Such distribution shall be made by check mailed to each Certificateholder or, if so stated in any Supplement, by wire transfer to each Certificateholder so qualified as stated therein, except that if all Investor Certificates are registered in the name of CEDE & Co., the nominee registrar for The Depository Trust Company, such distribution to Investor Certificateholders shall be made in immediately available funds to The Depository Trust Company. All payments on account of principal and interest to Certificateholders shall be made from amounts on deposit in the Collection Account.

      Section 5.02 Monthly Investor Certificateholders' Statement; Annual Tax Statement.

	      (a) On the day of each calendar month specified in the related Supplement, the Paying Agent shall forward to each Investor Certificateholder of each Series a statement relating to such Series prepared by the Servicer substantially in the form of the "Monthly Investor Certificateholder's Statement" attached to the applicable Supplement.

	      (b) Annual Certificateholders' Tax Statement. On or before April 30 of each calendar year, beginning with calendar year 1994, the Servicer shall deliver to the Paying Agent, which shall thereupon furnish to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the regular monthly report to Investor Certificateholders or the Holder of the Variable Funding Certificate, as the case may be, as set forth in Section 5.02(a), aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with such other information as is required to be provided by an issuer of indebted ness under the Code and such other customary information as the Servicer deems necessary or desirable to enable the Certificateholders to prepare their tax returns. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to this Agreement or to any requirements of the Code as from time to time in effect.

			      [END OF ARTICLE V]


				  ARTICLE VI
			       THE CERTIFICATES

     Section 6.01 The Certificates. The Investor Certificates of each Series, the Variable Funding Certificate and the Transferor Certificate shall be substantially in the form of Exhibits A, B and C, respectively, hereto (with such changes as may be specified in the relevant Supplement) and shall, upon issuance pursuant hereto or to Section 6.09, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in
Section 6.02. Investor Certificates shall be issued in the minimum denominations indicated in the related Supplement; provided that unless and until the Transferor delivers to the Trustee an Opinion of Counsel addressed to the Trustee to the effect that the Trust is not an "investment company" as defined in the Investment Company Act of 1940, as amended, no Series of Certificates shall be issued and no Certificate of a Series shall be sold or transferred, unless at the time of such issuance, sale or transfer the Transferor shall deliver to the Trustee an Officer's Certificate certifying to the Trustee that such issuance, sale or transfer will not cause the aggregate number of "beneficial owners" (as defined in Section 3 of the Investment Company Act of 1940, as amended) of the Certificates of such Series and all outstanding Series to exceed 97 or such lower number as the Transferor may determine (and shall notify the Trustee in writing with respect thereto). For purposes of this Section 6.01, the Transferor shall determine the number of "beneficial owners" of a Series and of all outstanding Series by dividing the Initial Invested Amount of such Series by the minimum denomination with respect to such Series and adding the results of each such calculation. The Variable Funding Certificate and the Transferor Certificate shall each initially be issued in one certificate to the CP Issuer and to the Transferor, respectively. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by any of its Chairman of the Board, its Vice Chairman of the Board, its President or any Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or any applicable Supplement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02 Authentication of Certificates. Contemporaneously with the assignment and transfer of the Receivables, whether now existing or hereafter created, and the other Trust Assets to the Trust, the Trustee shall authenticate and deliver the Transferor Certificate to the Transferor and, upon the execution of any Supplement and the satisfaction of the conditions provided in Section 6.09, shall authenticate and deliver the Series of Investor Certificates or the Variable Funding Certificate to be issued thereunder as provided in Section 6.09. The Certificates of each Series shall be duly authenticated by or on behalf of the Trustee as provided for herein and in the applicable Supplement, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series specified in such Supplement. As provided in any Supplement, Investor Certificates of any Series may be issued and sold pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption therefrom. In such former case, such Series of Certificates may be delivered in book-entry form as provided in Sections 6.11 through 6.13 and, in the latter case, may not be so delivered. Further, if any such Series is sold pursuant to an exemption from registration under the Securities Act pursuant to Section 4(2) of the Securities Act or its substantial equivalent (the "Private Placement Exemption") as stated in the applicable Supplement, the Certificates of such Series may only be transferred as provided in Section 6.03(e).

     Section 6.03 Registration of Transfer and Exchange of Certificates.

	      (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of subsection 6.03(c) a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of each Series of the Investor Certificates, the Transferor Certificate and the Variable Funding Certificate and of transfers and exchanges of such Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering each Series of Investor Certificates, the Transferor Certificate and the Variable Funding Certificate and of registering transfers and exchanges of the Investor Certificates, the Transferor Certificate and the Variable Funding Certificate as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Transferor and the Servicer; provided, however, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Servicer has appointed a successor Transfer Agent and Registrar acceptable to the Transferor. The Trustee shall initially register the Transferor Certificate in the name of the Transferor and the Variable Funding Certificate in the name of the CP Issuer.

	      Upon surrender for registration of transfer of any Investor Certificate of a Series at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates of such Series in authorized denominations of like aggregate Undivided Interests in the Trust; provided, however, that any Investor Certificate of any Series sold pursuant to the Private Placement Exemption shall satisfy the conditions provided in Section 6.03(e) prior to such registration of transfer.

	      At the option of an Investor Certificateholder, Investor Certificates of a Series may be exchanged for other Investor Certificates of such Series of authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Investor Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. Whenever any Investor Certificates are so surrendered for exchange, the Transferor shall execute, and the Trustee shall authenticate and deliver, the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

	      No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

	      All Investor Certificates surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee.

	      (b) It is the understanding of the parties to this Agreement that Ingram has particular expertise in performing the functions given by this Agreement to the Servicer and that the Certificateholders will be purchasing the Certificates relying on Ingram's exercising such expertise in performing such functions. Except as provided in Sections 6.09, 6.10 and 7.02 hereof, neither the Transferor Certificate nor any interest represented thereby shall be sold, transferred, assigned, exchanged, participated, pledged or otherwise conveyed unless such sale, transfer, assignment, exchange, participation, pledge or conveyance would not reduce the Transferor Eligible Amount below the Transferor Minimum Amount and the Trustee shall have received (i) an Opinion of Counsel addressed to the Trustee to the effect that such transfer will not adversely affect the status of any Series of Investor Certificates or the Variable Funding Certificate as debt for Federal and applicable state income tax purposes and (ii) the written consent of (A) the Holder of the Variable Funding Certificate and (B) Investor Certificateholders having Undivided Interests aggregating more than 50% of the Aggregate Invested Amount.

	      (c) Notwithstanding anything herein to the contrary, except for a pledge to one or more financial institutions (or a collateral agent acting on their behalf) providing liquidity or credit support for the Commercial Paper as described in the Variable Funding Supplement (which pledge, or the exercise by the pledger of its remedies pursuant thereto, shall not be required to meet the conditions set forth in clauses (i) or
(ii) below), the Variable Funding Certificate may not be transferred, assigned, exchanged, pledged or otherwise conveyed unless (i) the Trustee shall have received an Opinion of Counsel addressed to the Trustee to the effect that the Certificates and the Commercial Paper shall continue to be treated as debt for Federal income tax purposes, (ii) the Transferor has given its written consent to such transfer, assignment, exchange, pledge or other conveyance and (iii) each Rating Agency confirms that such transfer, assignment, exchange, pledge or other conveyance will not result in such Rating Agency reducing or withdrawing its rating on the Commercial Paper. Notwithstanding anything herein to the contrary, the Trustee shall not exchange the Variable Funding Certificate for another Variable Funding Certificate of like aggregate Undivided Interest in the Trust or register any transfer of the Variable Funding Certificate except upon receipt of written instructions from the Transferor to effect such exchange or registration of transfer upon receipt by the Transferor of reasonable assurances that such proposed exchange or transfer complies with the provisions of the Securities Act.

	      (d) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange.

	      (e) Until such time as the Trustee shall receive an Officer's Certificate of the Transferor certifying that a Series of Investor Certificates has been registered under the Securities Act and qualified under all applicable state securities laws, neither the Trustee nor the Transfer Agent and Registrar shall register a transfer of any Investor Certificates of such Series or any interest therein unless such transfer is to be made in a transaction that does not require such registration or qualification. Until such time as such Series of Investor Certificates shall be registered pursuant to a registration statement filed under the Securities Act, such Series of Investor Certificates shall bear a legend to the effect set forth in the preceding sentence. In the event that registration of a transfer is to be made in reliance upon an exemption of the transfer from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act and the Investment Company Act of 1940, as amended, the transferee to deliver to the Trustee and the Transferor an Opinion of Counsel reasonably satisfactory to the Transferor and the Trustee that such transfer may be made pursuant to an exemption from the Securities Act and applicable state securities laws and would not subject the Trust to the registration requirements of the Investment Company Act of 1940, as amended. Any such Opinion of Counsel shall be obtained at the expense of the prospective transferor or transferee, and not at the expense of the Trustee or the Transferor, and shall be delivered to the Trustee and the Transferor prior to or contemporaneously with any such transfer. Neither the Transferor nor the Trustee shall be obligated to register any Series of Investor Certificates under any state securities laws or under the Securities Act or to take any other action not otherwise required under this Agreement to permit the transfer of such Series without
registration.                         -

	      Notwithstanding anything to the contrary contained herein, in no event shall an Investor Certificate of any Series which is either (a) not sold pursuant to an effective registration statement under the Securities Act or
(b) so sold but not intended to be sold to more than 100 Persons, as evidenced by disclosure in the disclosure document with respect thereto or any interest therein, be transferred to an employee benefit plan, trust or account subject to ERISA, or described in Section 4975(e)(1) of the Code. Each Holder of an Investor Certificate of any such Series, by its acceptance thereof, represents and warrants that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Code or (iii) an entity which is using assets to purchase such Investor Certificate which constitute plan assets by reason of a plan's investment in such Holder.

     Section 6.04 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any such Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Trustee and the Transferor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Transferor shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest, if applicable. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.05 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the Holders of the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Servicer or any affiliate (as defined in Rule 405 under the Securities Act) thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only
Certificates which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Transferor, the Servicer or an affiliate (as defined above) thereof.

     Section 6.06 Appointment of Paying Agent. The Paying Agent shall (i) have a rating of at least A by Fitch and (ii) have a rating of at least A by Standard & Poor's or, (iii) if not so rated in (i) and/or (ii), Fitch and/or S&P, as applicable, shall confirm in writing that the lack of such rating(s) will not result in such Rating Agency reducing or withdrawing its respective rating on any outstanding Series or on the Commercial Paper, and, in any case, shall be a depositary institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia. The Paying Agent shall make distributions to Certificateholders from the Collection Account pursuant to Section 5.01. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making distributions referred to above. The Trustee may revoke such power and remove any Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee, the Servicer and the Transferor; provided, however, that such resignation shall not be effective and the Paying Agent shall continue to perform its duties until the Trustee has appointed, and such appointment has been accepted by, a successor Paying Agent. The Trustee shall cause the resigning Paying Agent and each successor Paying Agent to execute and deliver to the Trustee an instrument in which such resigning or successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such resigning or successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.
The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01, 11.02 and 11.03 shall apply to the Trustee in its role as Paying Agent.

     Section 6.07 Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or instruct the Transfer Agent and Registrar to furnish to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Certificateholders. If three or more Holders of Investor Certificates of any Series or holders representing Undivided Interests in the Trust aggregating not less than 5% of the Invested Amount of the Investor Certificates of any Series (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been indemnified to its satisfaction by such Applicants for its costs and expenses, shall afford or shall instruct the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 30 days prior to the date of receipt of such Applicants' request. Every Certificateholder agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.

	       Section 6.08 Authenticating Agent.

	      (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor.

	      (b) Any institution succeeding to all or substantially all of the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

	      (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

	      (d) The Servicer agrees to pay, on behalf of the Trust, to each authenticating agent from time to time reasonable compensation for its services under this Section 6.08.

	       (e) The provisions of Sections 11.01, 11.02 and 11.03 shall be applicable to any authenticating agent.

	      (f) Pursuant to an appointment made under this Section 6.08, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Certificates described in the Pooling and Servicing Agreement.

					Chemical Bank, as Trustee

					by

					_____________________________________
					as Authenticating Agent
					for the Trustee,

					by

					_____________________________________
					Authorized Officer

	Section 6.09 Delivery of Additional Series of Investor Certificates or the Variable Funding Certificate.

	      (a) Upon delivery to the Trustee of an Officer's Certificate of the Transferor (a) requesting the authentication of a new Series of Investor Certificates or requesting the authentication of the Variable Funding Certificate and (b) stating the date upon which such Series or the Variable Funding Certificate is to be issued (such date, the "Issuance Date" and such notice, the "Issuance Notice") and certifying the satisfaction of the conditions stated in this Section and Section 6.01, the Trustee shall, subject to Section 6.09(b), authenticate pursuant to Section 6.02 and deliver to or upon the order of the Transferor on such Issuance Date such new Series of Investor Certificates or the Variable Funding Certificate; provided, however, that each Rating Agency shall have confirmed in writing that the issuance of such new Series of Investor Certificates will not result in such Rating Agency reducing or withdrawing its rating on any outstanding Series or on the Commercial Paper. Any such Series of Investor Certificates shall be substantially in the form of Exhibit A hereto and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Transferor and set forth in the related Supplement. The Variable Funding Certificate shall be in substantially the form of Exhibit B hereto. Unless otherwise specified in the related Supplement, the Investor Certificates of any Series and the Variable Funding Certificate shall be issued in definitive physical form (and not as Book-Entry Certificates). All Investor Certificates of any Series shall be identical in all respects except for the denominations thereof and shall be equally and ratably entitled among themselves and with the Variable Funding Certificate as provided herein to the benefits of this Agreement and any Supplement thereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and such Supplement. No new Series of Investor Certificates issued pursuant to the provisions of this Section shall adversely affect the method of allocating Imputed Yield Collections or Principal Collections of any other Series of Certificates or the Variable Funding Certificate for any period over which such Series or the Variable Funding Certificate shall be outstanding.

	      (b) On the Issuance Date, the Trustee shall authenticate and deliver any such new Series or the Variable Funding Certificate upon delivery to it of the following: (i) a Supplement substantially in the form of Exhibit D and in form reasonably satisfactory to the Trustee executed by the Transferor and the Servicer and specifying the items provided in Section 6.09(c) (the "Principal Terms"), (ii) an Opinion of Counsel to the effect that the newly issued Series or the Variable Funding Certificate, as the case may be, will be treated as debt or as a partnership interest for Federal and applicable state income tax purposes under existing law and will not adversely affect the status of any Series of Investor Certificates or the Variable Funding Certificate as debt for Federal and applicable state income tax purposes, (iii) written confirmation from each Rating Agency that the issuance of such new Series or the Variable Funding Certificate, as the case may be, will not result in the Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it or would result in the Rating Agency's reducing or withdrawing its rating on the Commercial Paper, and (iv) such other closing documents, certificates and Opinions of Counsel as may be required by the applicable Supplement. Notwithstanding the foregoing, the Trustee shall not authenticate and deliver any new Series hereunder unless it also receives on or prior to the Issuance Date, an Officer's Certificate of the Transferor stating: (a) the size of the Transferor Amount prior to such issuance, (b) the Initial Invested Amount of the new Series or Initial Issuer Amount in the case of the issuance of the Variable Funding
Certificate, which shall be less than the amount given in clause (a), and
(c) the size of the Transferor Amount after giving effect to such issuance.

	      (c) The Principal Terms of any Series or the Variable Funding Certificate shall consist of: (i) with respect to any Series, the name or designation of the Series, (ii) the Initial Invested Amount thereof or the Initial Issuer Amount, in the case of the issuance of the Variable Funding Certificate, (iii) the Certificate Rate of such Series (or the formula for the determination thereof, which may provide that such rate is a floating rate) in the case of the issuance of a Series of Investor Certificates, (iv) the method of allocating Collections with respect to Principal Receivables for such Series or the Variable Funding Certificate, as the case may be, (v) the Servicing Fee Percentage for such Series or the Variable Funding Certificate, as the case may be, (vi) the Series Termination Date, (vii) the Repurchase Terms, if any, and (viii) with respect to any Series or the Variable Funding Certificate, the scheduled Amortization Period Commencement Date.

	       (d) Any Supplement relating to an additional Series or the Variable Funding Certificate may define or make provision with respect to the Series or the Variable Funding Certificate to be issued pursuant thereto for: (i) a new Applicable Minimum Percentage, (ii) a new Minimum Aggregate Principal Receivables, (iii) the establishment of one or more accounts held at an Eligible Institution for holding Collections on the Receivables as specified in the Supplement or for other purposes specified therein, (iv) the deposit of funds into any such accounts, (v) the use of a guaranteed in vestment contract, surety bond, interest rate protection, swap or other similar agreement with respect to the Series, (vi) any extension or other evergreen feature with respect to the Series, (vii) any amendments or modifications of any Events of Termination relating to such Series or the Variable Funding Certificate, as the case may be, and (viii) such other provisions which the Transferor may, in its sole discretion, wish to incorporate and which shall be acceptable to the Trustee insofar as they affect the rights, duties and obligations of the Trustee hereunder or under any Supplement.

Section 6.10 Issuer Additional Amounts.

	      (a) The CP Issuer agrees, by acceptance of the Variable Funding Certificate, that the Transferor may from time to time prior to the commencement of the Amortization Period for the Variable Funding Certificate require that the CP Issuer acquire as of any Business Day an additional undivided interest in the Trust in a specified amount (the "Issuer Additional Amount") not to exceed, after giving effect thereto, an amount equal to the Aggregate Eligible Principal Receivables minus the greater of (a) the sum of
(i) the Aggregate Invested Amount as of such day and (ii) the Issuer Amount as of such day and (iii) the Transferor Minimum Amount as of such day or (b) the Minimum Adjusted Eligible Principal Receivables. The CP Issuer's obligation to acquire any such Issuer Additional Amount shall be conditioned on the CP Issuer's ability to obtain funds to acquire such interest. If such Issuer Additional Amount, together with the existing Issuer Amount, shall exceed the Maximum Program Amount, the CP Issuer and the Transferor shall comply with the provisions of Section 6.10(b) hereof. If the CP Issuer acquires such additional interest, then in consideration of the CP Issuer's payment of the Issuer Additional Amount, the Servicer shall appropriately note such Issuer Additional Amount on the related Daily Report or Settlement
Statement and direct the Trustee to pay to the Transferor such Issuer Additional Amounts and the Issuer Amount will be equal to the Issuer Amount stated in such Daily Report or Settlement Statement, as the case may be.

	      (b) In addition to the conditions specified in subsection
(a) above, if the Issuer Amount is to be increased on any day by an Issuer Additional Amount in accordance with subsection (a) above resulting in the Issuer Amount exceeding the Maximum Program Amount, then the addition of such interest in the Trust shall be subject to the following additional conditions:

	      (i) as of such day, there shall exist no Issuer Default Deficiency Amounts under Section 4.05(g) as set forth in the Variable Funding Supplement or Issuer Charge-Offs;

	      (ii) such increase in the Issuer Amount shall be covered by the Available Liquidity Commitment and the Available LOC Amount;

	      (iii) the CP Issuer shall have received written confirmation of the then existing ratings of the Commercial Paper, if any, from each Rating Agency after giving effect to such increase in the Issuer Amount, and any other changes required pursuant to the applicable Supplement, and the CP Issuer shall have provided copies thereof to the Transferor, the Servicer, the Trustee, and any other parties as may be required by the Variable Funding Supplement;

	      (iv) the Transferor shall have obtained written confirmation from each Rating Agency that such increase in the Issuer Amount will not result in the Rating Agency's reducing or withdrawing its rating on any outstanding Series rated by it;

	       (v) the CP Issuer and the Transferor shall have satisfied such additional conditions as may be specified in the Variable Funding Supplement; and

	      (vi) the Trustee shall have received an Opinion of Counsel to the effect that the increase in the Issuer Amount in excess of the Maximum Program Amount will be treated as debt for Federal and applicable state income tax purposes under existing law and will not adversely affect the status of any Series of Investor Certificates or the Variable Funding Certificate as debt for Federal and applicable state income tax purposes.

     Section 6.11 Book-Entry Certificates. If provided in any Supplement, the Investor Certificates of any Series, upon original issuance, will be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Transferor. The Investor Certificates of such Series shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of The Depository Trust Company, which shall be the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owners interest in the Investor Certificates, except as provided in Section 6.13. Unless and until definitive, fully registered Investor Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to
Section 6.13:

	      (i) the provision of this Section 6.11 shall be in full force and effect;

	      (ii) the Transferor, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates) as the authorized representatives of the Certificate Owners;

	      (iii) to the extent that the provisions of this Section 6.11 conflict with any other provisions of this Agreement, the provisions of this
Section 6.11 shall control; and

	      (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Letter of Representations, unless and until Definitive Certificates are issued pursuant to Section 6.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

     Section 6.12 Notices to Clearing Agency. Whenever notice or other communication to the Investor Certificateholders of any Series delivered as provided in Section 6.11 is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.13, the Trustee, the Servicer and the Paying Agent shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates of such Series to the Clearing Agency.

     Section 6.13 Definitive Certificates. If (i)(A) the Transferor advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under any Letter of Representations, and (B) the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Trustee in writing that, with respect to any Series, it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Servicer Default of any Series, Certificate Owners representing beneficial interests aggregating not less than 50% of the Invested Amount of such Series advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of such Series, the Trustee shall notify the Clearing Agency of the occurrence of any such event and of the availability of Definitive Certificates of such Series to Certificate Owners of such Series requesting the same. Upon surrender to the Trustee of the Investor Certificates of such Series by the Clearing Agency, accompanied by registration instructions from such Clearing Agency for registration, the Trustee shall authenticate and deliver Definitive Certificates of such Series. Neither the Transferor, the Transfer Agent and Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of any Series, all references herein to obligations with respect to such Series imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

			    [END OF ARTICLE VI]


				ARTICLE VII

			  OTHER MATTERS RELATING
			    TO THE TRANSFEROR

     Section 7.01 Liability of the Transferor. The Transferor shall be liable for each obligation, covenant, representation and warranty of the Transferor arising under or related to this Agreement or any Supplement and shall be liable only to such extent.

     Section 7.02 Merger or Consolidation of, or Assumption of the Obligations of, the Transferor.

      (a) The Transferor shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

	      (i) the corporation formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if the Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor hereunder and under the other Facilities Documents;

	      (ii) the Transferor shall have delivered to the Trustee an Officers' Certificate of the Transferor and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.02 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding; and

	      (iii) each Rating Agency shall have confirmed in writing that the rating of any outstanding Series or on the Commercial Paper will not be reduced or withdrawn.

	      (b) The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except in each case in accordance with the provisions of Section 7.02(a).

     Section 7.03 Limitation on Liability of the Transferor. Subject to Sections 7.01 and 7.04 with respect to the Transferor, except as specifically provided herein or in any Supplement, neither the Transferor nor any of the directors or officers or employees or agents of the Transferor in its capacity as Transferor shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in the capacity as Transferor pursuant to this Agreement whether arising from express or implied duties under this Agreement or any Supplement or otherwise; provided, however, that this provision shall not protect the Transferor or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Each of the Trustee and the Servicer agrees that the obligations of the Transferor to the Trustee, the Servicer, the Certificateholders and the Trust hereunder, including without limitation the obligation of the Transferor in respect of indemnities pursuant to Section 7.04 hereof, shall be payable from the Trust Assets (and, solely with respect to the payment of interest and repayment of principal under the Certificates, solely from the Trust Assets) in accordance with the provisions of this Agreement and any Supplement or such other assets of the Transferor as may be available; provided that such obligations (other than in respect of principal and interest on the Certificates) shall be suspended at any time solely to the extent that, and for so long as, the Transferor's assets are insufficient to pay in full such obligations; and provided, further, that such obligations (other than in respect of principal and interest on the Certificates) are fully subordinated to the Transferor's obligations with respect to the payment of interest and principal under the Certificates, and the security interest of the Trustee in the Trust Assets with respect to such interest and principal obligations.

     Section 7.04 Liabilities. By entering into this Agreement, the Transferor agrees to pay, directly to the injured party, the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Certificateholder in the Investor Certificates of any Series or, in the case of the CP Issuer, the Variable Funding Certificate, as a result of defaults or other losses (including, without limitation, Issuer Charge-Offs and Investor charge-offs) with respect to the Receivables) arising out of or based on the arrangements created by this Agreement or any Supplement as though this Agreement and each Supplement created a partnership among the Transferor and the Certificateholders under the Uniform Partnership Act in effect in the State of New York in which the Transferor is a general partner; provided, that in such capacity the Transferor shall be entitled to the rights of contribution and indemnification under the Uniform Partnership Act as in effect in the State of New York. The Transferor agrees to pay, indemnify and hold harmless (and, solely with respect to the payment of interest and the repayment of principal under the Certificates, solely from the Trust Assets) in accordance with the provisions of this Agreement and any Supplement or from such other assets of the Transferor as may be available each Investor Certificateholder of any Series and the Holder of the Variable Funding Certificate against and from any and all such losses, claims, damages and liabilities except to the extent that they arise from any action by such Investor Certificateholder or the Holder of the Variable Funding Certificate causing such losses, claims, damages or liabilities; provided, however, that such obligations shall be suspended at any time solely to the extent that, and for so long as, the Transferor's assets are insufficient to pay in full such obligations; and provided, further, that such obligations under this Section
7.04 other than in respect of principal and interest on the Certificates are fully subordinated to the Transferor's obligations with respect to the payment of interest and principal under the Certificates, and the security interest of the Trustee in the Trust Assets with respect to such interest and principal obligations.

			     [END OF ARTICLE VII]


				 ARTICLE VIII

			    OTHER MATTERS RELATING
				TO THE SERVICER

     Section 8.01 Liability of the Servicer. The Servicer shall be liable under this Agreement only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

     Section 8.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.

	      (a) The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

	      (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation shall qualify as an Eligible Servicer and shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee in a form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder and under the other Facilities Documents;

	      (ii) the Servicer has delivered to the Trustee an Officer's Certificate of the Servicer and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding; and

	      (iii) each Rating Agency shall have confirmed in writing that the rating of any outstanding Series or on the Commercial Paper will not be reduced or withdrawn.

     Section 8.03 Limitation on Liability of the Servicer and Others. Subject to Section 8.04 with respect to the Servicer, except as otherwise specifically provided herein or in any Supplement, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer, whether arising from express or implied duties under this Agreement or any Supplement or otherwise; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement which in its reasonable opinion may involve it in any expense or liability.

     Section 8.04 Servicer Indemnification of the Trust and the Trustee. The Servicer shall indemnify and hold harmless the Trustee (and each of its directors, officers, employees and agents) and the Trust, individually and for the benefit of the Certificateholders and the CP Issuer, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trustee or the Trust pursuant to this Agreement or any Supplement, including those arising from acts or omissions of the Servicer pursuant to this Agreement or any Supplement, or otherwise arising out of this Agreement or any Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trustee or the Trust if such acts, omissions or alleged acts or omissions constitute fraud, negligence, breach of fiduciary duty or willful misconduct by the Trustee; and provided, further, that the Servicer shall not indemnify the Trust, the Investor Certificateholders or the CP Issuer (x) for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the request of any Investor Certificateholder or the Holder of the Variable Funding Certificate or (y) with respect to any federal, state or local income or franchise taxes or any other taxes imposed on or measured by income (or any interest or penalties or additions with respect thereto) required to be paid by the Trust or the Investor Certificateholders or the Holder of the Variable
Funding Certificate in connection herewith to any taxing authority, or (z) with respect to any liabilities, losses, costs or expenses incurred by any Certificateholder in the Investor Certificates of any Series or, in the case of the CP Issuer, the Variable Funding Certificate as a result of defaults or other losses (including, without limitation, Investor
Charge-Offs and Issuer Charge-Offs) with respect to the Receivables not specifically indemnified or represented to hereunder arising out of or based on the arrangement created by this Agreement or any Supplement.
Subject to Sections 7.01 and 10.02(b), any indemnification pursuant to this Section shall only be from the assets of the Servicer. The provisions of such indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of the Trust. The Servicer shall indemnify, defend and hold harmless the Trustee (and each of its directors, officers, employees and agents) from and against all costs, expenses, losses, claims, damages and liabilities (including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim) arising out of or incurred in connection with the acceptance or performance of their respective duties contained in this Agreement, except to the extent that such cost, expense, loss, claim, damage or liability: (a) is due to the willful misconduct, breach of fiduciary duties, acts or omissions which constitute constructive fraud, or negligence of the Person indemnified, (b) arises from the Trustee's breach of any of its representations and warranties set forth in Section 11.15 of this Agreement, or (c) shall arise out of or be incurred in connection with the performance by the Trustee of the duties of the Successor Servicer hereunder.

     Section 8.05 The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
10.02 hereof; provided, that if within one hundred twenty (120) days of the date that the Servicer notifies the Trustee of its resignation in accordance with this Section 8.05 and delivers to the Trustee the Opinion of Counsel referred to above the Trustee does not receive any bids from Eligible Servicers in accordance with Section 10.02(c) to act as Successor Servicer, then the Trustee shall automatically be appointed Successor Servicer in accordance with Section 10.02 (but shall have the continued authority to appoint another Person as Successor Servicer).

     Section 8.06 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trustee and the Collateral Agent and their respective representatives access to the documents, books, microfiche, computer records and other information regarding the Receivables and the other Trust Assets in such cases where the Trustee is required in connection with the enforcement of the rights of the Certificateholders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours and (iii) subject to the Servicer's normal security and confidentiality procedures. Nothing in this Section 8.06 shall derogate from the obligation of the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06 as a result of such obligation shall not constitute a breach of this Section 8.06.

     Section 8.07 Delegation of Duties. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit and Collection Policy and this Agreement or any Supplement; provided, however, if any significant delegation is to a Person other than Ingram, a Lock-Box Bank or other Affiliate of the Transferor and is not in the ordinary course of the Servicer's business, written notice shall be given to each Rating Agency, the Trustee and the Liquidity Agent of such delegation. Any delegation shall not relleve the Servicer of its liability and responsibility with respect to such duties and shall not constitute a resignation within the meaning of Section
8.05 hereof.

     Section 8.08 Examination of Records. The Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable, contract or invoice held in its custody, examine its computer and other records to determine that such receivable, contract or invoice is not part of the Trust Assets.

     Section 8.09 Successor Servicer Indemnification of Transferor. In the event of a Service Transfer, the Successor Servicer will indemnify and hold harmless the Transferor for any losses, claims, damages and liabilities of the Transferor arising from the fraud, gross negligence, breach of fiduciary duty or willful misconduct of such Successor Servicer.

			     [END OF ARTICLE VIII]


				ARTICLE IX

			   EVENTS OF TERMINATION

     Section 9.01 Events of Termination with Respect to any Series. If any one of the following events shall occur at such time as there shall be at least one outstanding Investor Certificate:

	      (i) failure (A) on the part of the Transferor or the Servicer to make any payment or deposit required by the terms of this Agreement or any Supplement on or before five Business Days after the date such payment or deposit is required to be made herein; or (B) on the part of the Transferor to duly observe or perform in any material respect the covenant of the Transferor set forth in Section 2.06(b), or (C) on the part of the Transferor to duly observe or perform in any material respect any other covenants or agreements of the Transferor set forth in this Agreement or any Supplement, which, in the case of clause (C), continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of the applicable Series;

	      (ii) any representation or warranty made by the Transferor in this Agreement or any Supplement or any information contained in a computer file, microfiche list or hard copy list required to be delivered by the Transferor pursuant to Section 2.01 shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of the related Series and as a result of which the interests of the Certificateholders of such Series are materially and adversely affected; provided, however, that an Event of Termination pursuant to this Section 9.01(a)(ii) shall not be deemed to have occurred hereunder with respect to any such Series if the Transferor has accepted the transfer of the related Receivable, or all of such Receivables, if applicable, in accordance with Section 2.04(c) during such 60-day period (or such longer period as the Trustee may specify) in accordance with the provisions hereof;

	      (iii) Ingram or the Transferor voluntarily seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days of its filing; or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement, or Ingram shall become unable for any reason to sell Receivables to the Transferor in accordance with the provisions of the Purchase Agreement;

	      (iv) the Discount Factor shall exceed 501;

	      (v) the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

	      (vi) the Trustee has not accepted a bid from an Eligible Servicer within 60 days after any Servicer Default with respect to which a Termination Notice has been issued;

	      (vii) the Default Ratio shall exceed 5%;

	      (viii) the Transferor Eligible Amount shall be less than the Transferor Minimum Amount or Adjusted Eligible Principal Receivables shall be less than Minimum Adjusted Eligible Principal Receivables for five consecutive days;

	      (ix) the Transferor Eligible Receivables Amount shall be less than the Transferor Minimum Receivables Amount for five consecutive days; or

	      (x) the Purchase Agreement shall terminate in accordance with its terms;

then, (a) in the case of any event described in subparagraph (i) (other than clause (B) thereof), (ii), (vi) and (viii) after any applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Investor Certificates of the related Series evidencing Undivided Interests aggregating more than 65% of the related Invested Amount of such Series by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an Event of Termination has occurred (A) with respect to all Series of Certificates (in the case of notice given by the Trustee) or (B) such Series (in the case of notice given by Investor Certificateholders) as of the date of such notice, or (b) in the case of any event described in clause (B) of subparagraph (i) or in subparagraphs
(iii), (iv), (v), (vii), or (ix) an Event of Termination with respect to all Series shall occur without any notice or other action on the part of the Trustee or any Certificateholder immediately upon the occurrence of such event.

     Section 9.02 Events of Termination with Respect to the Variable Funding Certificate. If any one of the following events shall occur during the NonAmortization Period with respect to the Variable Funding
Certificate:

	      (i) failure (A) on the part of the Transferor or the Servicer to make any payment or deposit required by the terms of this Agreement or the related Supplement on or before five Business Days after the date such payment or deposit is required to be made herein or in such Supplement; or (B) on the part of the Transferor to duly observe or perform in any material respect the covenant of the Transferor set forth in Section 2.06(b), or (C) on the part of the Transferor to duly observe or perform in any material respect any other covenants or agreements of the Transferor set forth in this Agreement or the related Supplement, which, in the case of clause (C), continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the CP Issuer, the Controlling Party or the Collateral Agent;

	      (ii) any representation or warranty made by the Transferor in this Agreement or the related Supplement or any information contained in a computer file, microfiche list or hard copy list required to be delivered by the Transferor pursuant to Section 2.01 shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the CP Issuer, the Controlling Party or the Collateral Agent and as a result of which the interests of such Person giving such notice are materially and adversely affected;

	      (iii) Ingram or the Transferor voluntarily seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days of its filing; or the Transferor shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement, or Ingram shall become unable for any reason to sell Receivables to the Transferor in accordance with the provisions of the Purchase Agreement;

	      (iv) the CP Issuer, the Transferor or the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

	      (v) the Trustee has not accepted a bid from an Eligible Servicer within 60 days after any Servicer Default with respect to which a Termination Notice has been issued;

	      (vi) Ingram shall fail to make any payment or deposit required to be made pursuant to the terms of the Purchase Agreement on or before three Business Days after the date such payment or deposit is required to be made thereunder;

	      (vii) the Discount Factor shall equal or exceed 50%;

	      (viii) the Lien created in favor of the Trust on all the Trust Assets shall cease to be a perfected, first priority enforceable Lien thereon, or the Transferor, the CP Issuer or Ingram shall so assert in writing (and such Receivables are not repurchased pursuant to Section 2.04(c));

	      (ix) the Servicer shall fail to deliver the Daily Report or Settlement Statement to the Trustee and such failure continues for a period of three Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Controlling Party; Provided, however that a delay in or failure to deliver any such Daily Report or Settlement Statement for a period of five Business Days shall not constitute an Event of Termination until the expiration of such five Business Days if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an Act of God, the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricane, earthquakes, floods or similar causes;

	      (x) a Material Subsidiary shall voluntarily seek, consent to or acquiesce in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days of its filing; or a Material Subsidiary shall become unable for any reason to sell Receivables to Ingram in accordance with the provisions of the applicable Subsidiary Purchase Agreement;

	      (xi) the Default Ratio shall exceed 5%;

	      (xii) the Transferor Eligible Amount shall be less than the Transferor Minimum Amount or Adjusted Eligible Principal Receivables shall be less than Minimum Adjusted Eligible Principal Receivables for five consecutive days;

	      (xiii) an "Event of Default" shall have occurred and shall be continuing under the Liquidity Agreement and/or the LOC Reimbursement Agreement;

	      (xiv) the Transferor Eligible Receivables Amount shall be less than the Transferor Minimum Receivables Amount for five consecutive days; or

	      (xv) the Purchase Agreement shall terminate in accordance with its terms;

then, (y) after any applicable grace period, in the case of any event described in subparagraph (i) (other than clause (B) thereof), (ii), (v),
(vi), (ix), (x), (xii), or (xiii), any of the Trustee or the Holder of the Variable Funding Certificate by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Holder of the Variable Funding Certificate) may declare that an Event of Termination has occurred as of the next succeeding Payment Date with respect to the Variable Funding Certificate, or (z) in the case of any event described in clause (B) of subparagraph (i) or in subparagraphs (iii), (iv), (vii),
(viii), (xi), (xiv) or (xv), an Event of Termination with respect to the Variable Funding Certificate shall occur as of the next succeeding Payment Date without any notice or other action on the part of the Trustee or any other Person, immediately upon the occurrence of such event. Notice of any Event of Termination with respect to the Variable Funding Certificate known to a Responsible Officer of the Trustee shall be given by the Trustee to the Persons specified in the applicable Supplement.

     Section 9.03 Additional Rights Upon the Occurrence of Certain Events.

	      (a) If the Transferor voluntarily (i) seeks, consents to or acquiesces in the benefit or benefits of any Debtor Relief Law or becomes a party to (or is made the subject of) any proceeding provided for by any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting the same is not dismissed within 60 days of its filing or (ii) goes into liquidation or any other Person shall be appointed as a bankruptcy trustee or receiver or conservator of the Transferor, the Transferor shall on the day of such event (the "Appointment Date") immediately cease to transfer Receivables to the Trust and shall promptly give notice to the Trustee of such event. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such voluntary or involuntary event and Collections in respect of such Receivables whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust. Within 15 days of the day on which a Responsible Officer of the Trustee first receives written notice of the occurrence of the Appointment Date, the Trustee shall (i) publish a notice in Authorized Newspapers that a receiver or conservator of the Transferor has been appointed or that a voluntary liquidation of the Transferor has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (ii) send written notice to the Holder of the Variable Funding Certificate and the Investor Certificateholders describing the provisions of this Section 9.03 and requesting instructions from such Holders. Unless within 60 days from the day written notice pursuant to clause (ii) above is first sent the Trustee shall have received written instructions of the Holder of the Variable Funding Certificate and Holders of Investor Certificates representing Undivided Interests aggregating more than 50% of the Invested Amount of each Series and in the case of a Series having more than one Class, more than 50` of the Invested Amount of each Class of such Series, to the effect that such Certificateholders disapprove of the liquidation of the Receivables and wish to continue receiving Receivables under the Trust as before such appointment, or unless the Trustee shall have received an Opinion of Counsel addressed to the Trustee to the effect that any such sale, disposition or liquidation is prohibited by law, the Trustee shall proceed to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and, to the best of its ability, on commercially reasonable terms, which shall include the solicitation of competitive bids. The Trustee may obtain, and shall be fully protected in relying on, a prior determination from such bankruptcy trustee or receiver that the terms and manner of any proposed sale, disposition or liquidation hereunder are commercially reasonable. The provisions of Section 9.01, 9.02 and 9.03 shall not be deemed to be mutually exclusive.

	      (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above, net of all reasonable expenses incurred by the Trustee in connection with such sale, liquidation or other disposition, which shall be paid to the Trustee from such process, shall be treated as Collections of the Receivables and shall be allocated in accordance with the provisions of Section 4.03. On the day following the Payment Date on which such proceeds are distributed to the Holder of the Variable Funding Certificate and the Investor Certificateholders, the Trust shall terminate.

	      (c) Upon the occurrence of an event specified in Section 9.03(a), if the Trustee has not sold the Receivables as provided therein within 120 days after the Appointment Date, the Trustee, upon the written instructions of the Holder of the Variable Funding Certificate or all of the Holders of Investor Certificates of any Series shall sell, dispose of or otherwise liquidate Receivables on a best efforts basis, selected on a random basis from all Receivables in the Trust, in an amount equal to (i) in the case of any such Series of Investor Certificates, the product of the Aggregate Principal Receivables and the aggregate percentage Undivided Interest in the Trust represented by all Series so instructing the Trustee and (ii) in the case of the Variable Funding Certificate, the product of the Aggregate Principal Receivables and the Undivided Interest in the Trust represented by the Variable Funding Certificate; provided that the Rating Agency has advised the Transferor and the Trustee in writing that such sale shall not adversely affect the then existing rating of any such Series or, if the Holder of the Variable Funding Certificate has not so instructed the Transferor, the Commercial Paper. The proceeds from such sale, net of all reasonable expenses incurred by the Trustee in connection with such sale, liquidation or other disposition, which shall be paid to the Trustee, shall be deposited in the Collection Account by the Trustee and shall be treated as Collections of Receivables allocable to the Series or to the Variable
Funding Certificate so instructing the Transferor and shall be allocated in accordance with Section 4.03. Upon distribution of such proceeds in accordance with Article IV, such Series or the Variable Funding
Certificate, as the case may be, shall be deemed paid in full and no further amounts shall be allocated thereto under Section 4.03.

			    [END OF ARTICLE IX]



				 ARTICLE X

			     SERVICER DEFAULTS

     Section 10.01 Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

	      (a) failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit on or before the date occurring three Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement;

	      (b) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any Supplement which has a material adverse effect on the Certificateholders, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the CP Issuer if the Holder of the Variable Funding Certificate is adversely affected thereby, or by the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating not less than 50% of the Invested Amount of any Series adversely affected thereby; or the Servicer shall assign its duties under this Agreement, except as permitted by Sections 8.02, 8.05 and 8.07;

	      (c) any representation, warranty or certification made by the Servicer in this Agreement, any Supplement or in any certificate or report delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Certificateholders and which material adverse effect continues for a period of 30 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the CP Issuer or by the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating not less than 50% of the Invested Amount of any Series adversely affected thereby; or

	      (d) the Servicer shall voluntarily seek, consent to or acquiesce in the benefit or benefits of any Debtor Relief Law or becomes a party to (or be made the subject of) any proceeding provided for under any Debtor Relief Law, other than as creditor or claimant, and in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days of its filing;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either (i) the Trustee, (ii) the CP Issuer (but not if the CP Issuer is a subsidiary or other Affiliate of the Servicer) or the Collateral Agent or (iii) the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series materially and adversely affected thereby, by notice then given in writing to the Servicer and the Transferor (with a copy thereof to each Rating Agency) and to the Trustee if given by a Person other than the Trustee (a "Termination Notice"), may terminate the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof.

     After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed pursuant to Section 10.02, all authority and power of the Servicer under this Agreement and each Supplement shall pass to and be vested in a Successor Servicer (a "Service Transfer"); and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Trustee, the Transferor and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables and the Related Security provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer in the Collection Account, or which shall thereafter be received with respect to the Receivables and the Related Security, and in assisting the Successor Servicer. The Servicer shall promptly transfer, to the extent it is permitted by applicable law to do so, its electronic records relating to the Receivables and the Related Security to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer, to the extent it is permitted by applicable law to do so, to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables and the Related Security in the manner and at such times as the Successor Servicer shall reasonably request and shall, to the extent not prohibited by licensing restrictions, provide access to or copies of computer software, including by means of sublicensing arrangements if applicable, to the extent necessary for the continued servicing of the Receivables and the Related Security; provided, however, that the Servicer shall not be required, to the extent it has an ownership interest in any electronic records, computer software or licenses, to transfer, assign, set-over or otherwise convey such ownership interest(s) to the Successor Servicer. The Servicer shall provide the Successor
Servicer with access to any computer hardware in its possession for a reasonable time after the Servicer's termination to the extent necessary for the uninterrupted servicing of the Receivables. Notwithstanding the foregoing, the Servicer shall not be required to provide such access, whether with respect to computer hardware or software, if to provide such access would violate applicable contractual restrictions (including pursuant to any licensing arrangements to which Ingram or any Designated Subsidiary is a party); Provided, however, that Ingram shall use all reasonable efforts and act in good faith in seeking consents or waivers necessary to permit the Successor Servicer to have such access. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

     Notwithstanding the foregoing, a delay in or failure of performance under Section l0.0l(a) shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an Act of God, the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes and no funds have been remitted to Ingram or the Transferor. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and each Supplement, and the Servicer shall provide the Trustee, the Rating Agencies, the Transferor, the CP Issuer and the Investor Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default. In connection with any Service Transfer, all reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivables and the Related Security to the Successor Servicer and amending this Agreement to reflect such succession as Successor Servicer pursuant to this Section 10.01 and Section 10.02 shall be paid by the Servicer upon presentation of reasonable documentation of such costs and expenses.

     Section 10.02 Trustee to Act; Appointment of Successor.

	      (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement and any Supplement until the date specified in the Termination Notice or as otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or as otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer") and such Successor Servicer shall have obtained written confirmation from each Rating Agency that the then current rating on the Commercial Paper or on any outstanding Series will not be reduced or withdrawn and shall accept its appointment by a written assumption and agreement to perform all of the duties, obligations and liabilities of the Servicer hereunder in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, or upon the occurrence of the events specified in Section 8.05, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an affiliate or agent of the Servicer or the Trustee in accordance with Section 3.01(a).
Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $50,000,000. The Trustee shall promptly give notice to each Rating Agency of the appointment of a Successor Servicer upon such appointment.

	      (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement and any Supplement to the Servicer shall be deemed to refer to the Successor Servicer except for the references in Sections 3.03, 8.04 and ll.O5 and the last sentence of Section 10.01 which shall continue to refer to Ingram.

	      (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee permitted for a Successor Servicer pursuant to Section 3.02; provided, however, that Ingram shall be responsible for payment of all servicing compensation in excess of the Servicing Fee, and that no such monthly compensation paid out of Collections shall be in excess of the Servicing Fee permitted to a Successor Servicer pursuant to Section 3.02.

	      (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing of the Receivables and the Related Security, including, without limitation, all authority over Collections then held by the Successor Servicer or which shall thereafter be received by the Successor Servicer. The Successor Servicer shall promptly transfer its electronic records relating to the Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall promptly transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.02 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

     Section 10.03 Notification to Certificateholders. Upon the occurrence of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and, upon receipt of such written notice, the Trustee shall give notice to the CP Issuer, each Rating Agency and the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to the CP Issuer and the Investor Certificateholders at their respective addresses appearing in the Certificate Register.

     Section 10.04 Waiver of Past Defaults. The CP Issuer may, on behalf of itself if it is adversely affected by any default by the Servicer or the Transferor, and the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 65% of the Invested Amount of any Series materially adversely affected by any default by the Servicer or Transferor may, on behalf of all Certificateholders of such affected Series, respectively waive any default by the Servicer or the Transferor in the performance of their obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal with respect to any Series of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Upon the waiver by the CP Issuer of any default, the CP Issuer shall provide notice of such waiver, except waivers with respect to the timely delivery of reports and notices and the performance of ministerial functions hereunder.

			      [END OF ARTICLE X]

				  ARTICLE XI

				  THE TRUSTEE

     Section 11.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of a Servicer Default of which a Responsible Officer of the Trustee has knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If to the knowledge of a Responsible Officer of the Trustee a Servicer Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement or any Supplement, as the case may be, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such prudent person's own affairs.

	      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, shall examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement. The Trustee shall give prompt written notice to the Certificateholders of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any Supplement discovered by the Trustee which would entitle a specified percentage of the Certificateholders to take any action pursuant to this Agreement or any Supplement.

	      (c) Subject to Section ll.0l(a), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

	       (i) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

	      (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with, unless otherwise specified herein, the direction of the CP Issuer (if it is adversely affected thereby) or the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or any Supplement;

	      (iii) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (a), (b) or (c) of Section 10.01, or of the occurrence of any Event of Termination, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, the CP Issuer or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of any Series adversely affected thereby; and

	      (iv) Prior to the occurrence of a Servicer Default of which a Responsible Officer has knowledge, and after the curing or waiver of such Servicer Defaults that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement and any Supplements, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement and any Supplement, no implied covenants or obligations shall be read into this Agreement or any Supplement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and, if specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, conforming to the requirements of this Agreement or such Supplement.

	      (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement or any Supplement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement or any Supplement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement or any Supplement.

	      (e) Except for actions expressly authorized by this Agreement or any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

	      (f) Except as specifically provided in this Agreement or any Supplement, the Trustee shall have no power to vary the corpus of the Trust.

	      (g) If, to the knowledge of a Responsible Officer of the Trustee, the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated as soon as possible after such Responsible Officer obtains knowledge thereof and receives appropriate records, if any, to perform such obligation, duty or agreement in the manner so required.

	      (h) If the Transferor has agreed to transfer any of its receivables (other than the Receivables) to another Person, upon the written request of the Transferor, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights of the Trust and such other Person in the Transferor's receivables; provided that the Trustee shall not be required to enter into any intercreditor agreement which could adversely affect the interests of the Certificateholders or the Trustee and, upon the request of the Trustee, the Transferor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

	      (i) Except as specifically otherwise provided in this Agreement, any action, suit or proceeding brought in respect of one or more particular Series or the Variable Funding Certificate shall have no effect on the Trustee's rights, duties and obligations hereunder with respect to any one or more Series or the Variable Funding Certificate not the subject of such action, suit or proceeding.

     Section 11.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

	      (a) The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement or any Supplement by the proper party or parties;

	      (b) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

	      (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto or any Supplement, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or any Supplement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Default (which has not been cured) of which a Responsible Officer has knowledge, to exercise such of the rights and powers vested in it by this Agreement or any Supplement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such prudent person's own affairs;

	      (d) Except as provided in Section 11.01(c)(3), the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement;

	      (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the CP Issuer if it could be adversely affected if the Trustee does not perform such acts, or by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 10% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably - assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer (or, if Ingram is no longer the Servicer, by Ingram) or, if paid by the Trustee, shall be reimbursed by the Servicer (or if Ingram is no longer the Servicer, by Ingram) upon demand;

	      (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

	      (g) Except as may be required by Section ll.0l(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Transferor or the Servicer with their representations and warranties or for any other purpose; and

	      (h) The right of the Trustee to perform any discretionary act enumerated in this Agreement or any Supplement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

     Section 11.03 Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in the Collection Account or other accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof.

     The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable by the Transferor or the Servicer pursuant to this Agreement or any Supplement or the eligibility of any Receivable for purposes of this Agreement or any Supplement. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the Successor servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

     Section 11.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates and may deal with the Transferor and the Servicer in banking transactions with the same rights as it would have if it were not the Trustee.

     Section 11.05 The Servicer to Pay Trustee's Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder or under any Supplement of the Trustee, and, subject to
Section 8.04, the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Supplement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be covered out of the Servicing Fee. The provisions of this paragraph and Sections 8.04 and 8.09 shall survive the termination of the Trust and the resignation or removal of the Trustee.

     Section 11.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any state thereof, including the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

     Section 11.07 Resignation or Removal of Trustee.

	      (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Transferor, the Servicer, CP Issuer and the Rating Agencies. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, copies of which instrument shall be delivered to the resigning Trustee, the successor trustee, the Transferor and the Rating Agencies. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

	      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

	      (c) Any resignation or removal of the Trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until either
(i) the Trust has been completely liquidated in accordance with Article XII of this Agreement and all proceeds of such liquidation have been distributed pursuant to the terms of this Agreement or (ii) acceptance of appointment by a successor trustee having the qualifications set forth in Section
26(a)(1) of the Investment Company Act of 1940 and Section 11.06 as provided in Section 11.08 hereof.

	      Section 11.08 Successor Trustee.

		   (a) Any successor trustee appointed as provided in Section
11.07 hereof shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder and under any Supplement with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. The Servicer shall immediately give notice to the Rating Agency upon the appointment of a successor trustee.

	      (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06 hereof.

	      (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08 hereof, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

     Section 11.09 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 11.10 Appointment of Co-Trustee or Separate Trustee.

	      (a) Notwithstanding any other provisions of this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint, with the prior written consent of the Servicer, one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 hereof. Any such appointment of a co-trustee shall not relieve the Trustee of its obligations under this Agreement.

	      (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

	      (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

	      (ii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

	      (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

	      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement or any Supplement, specifically including every provision of this Agreement or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

	      (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 11.11 Tax Returns. No federal income tax return shall be filed on behalf of the Trust unless either (i) the Trustee or the Servicer shall receive an Opinion of Counsel that the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed; the Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. The Servicer in accordance with Section 5.02(b) shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders and the CP Issuer. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee, the Servicer or the Transferor be liable for any liabilities, costs or expenses of the Trust, the CP Issuer, the Investor Certificateholders or the Certificate Owners arising out of the application of any tax law, including without limitation federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith).

     Section 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or any Supplement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

     Section 11.13 Suits for Enforcement. If a Servicer Default of which a Responsible Officer has knowledge shall occur and be continuing, the Trustee in its discretion may, subject to the provisions of Section 10.01, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

     Section 11.14 Rights of Certificateholders to Direct Trustee. The CP Issuer with respect to matters affecting the Variable Funding Certificate, Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series with respect to matters affecting the related Series, or both the CP Issuer and the Holders of Certificates aggregating together more than 50% of the affected Undivided Interests with respect to matters affecting more than one Series or one or more Series and the Variable Funding Certificate, shall have the right to direct the time, method and place at or by which the Trustee conducts any proceeding for any remedy available to the Trustee, or exercises any such trust or power conferred upon the Trustee; provided, however, that, subject to
Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement or any Supplement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificateholders.

     Section 11.15 Representations and Warranties of Trustee. The Trustee represents and warrants, as of the Initial Closing Date and, with respect to any Series, as of the related Closing Date, that:

	      (i) The Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

	     (ii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

	    (iii) This Agreement has been duly executed and delivered by the Trustee;

	     (iv) The Trustee is not required to obtain, other than those that have already been obtained, any authorization, consent, approval, exemption or license from, or to file any registration with, any Governmental Authority having jurisdiction over the trust powers of the Trustee, as a condition to the validity of, or for the execution and delivery of, this Agreement, or to the performance by the Trustee of its obligations under this Agreement; and

	      (v) This Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms (subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally).

     Section 11.16 Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 11.17 Notices. The Trustee shall promptly deliver to the Transferor and the Servicer any notices it receives in connection with the Facilities Documents which are not otherwise delivered to such parties unless a Responsible Officer of the Trustee reason ably believes that a copy of such notice has previously been so delivered.

			      [END OF ARTICLE XI]

				 ARTICLE XI I

				  TERMINATION

     Section 12.01 Termination of Trust. (a) The respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Sections 8.04, 11.05 and 12.03(b), on the Business Day after the day on which funds shall have been deposited in the Collection Account at the times and in the amounts provided for in this Agreement (including, without limitation, Sections 2.04, 12.01(b), 12.02 and
Article IV hereof) sufficient to pay the Aggregate Invested Amount plus the Issuer Amount plus interest accrued at the applicable Certificate Rates or Issuer's Interest Rate through the last day of the month preceding the next Payment Date in full with respect to each Series of Certificates and the Variable Funding Certificate; provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants, living on the date of this Agreement, of George Herbert Walker Bush, former President of the United States of America (the "Final Trust Termination Date"). The Servicer shall promptly notify the Trustee of any prospective termination pursuant to this
Section 12.01(a) ten days in advance.

	      (b) If on the Transfer Date in the month immediately preceding the month in which the Final Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on the Variable Funding Certificate or any Series of Investor Certificates to be made on the related Payment Date pursuant to Section 4.06) the sum of the Issuer Amount and Invested Amount of any Series would be greater than zero, the Servicer on behalf of the Trust shall sell in a commercially reasonable manner within 30 days of such Transfer Date all of the Receivables and the Related Security. The proceeds of such sale, net of all reasonable expenses of the Trustee incurred in connection with such sale, which shall be paid to the Trustee from such proceeds, shall be treated as Collections of the Receivables and shall be allocated in accordance with Section 4.03. During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate such payments in accordance with the provisions of Section 4.03.

     Section 12.02 Optional Purchase and Series Termination Date of Investor Certificates of any Series or the Variable Funding Certificate.

	      (a) If provided in any Supplement, on a Payment Date the Transferor may, but shall not be obligated to, purchase any Series of Investor Certificates or the Variable Funding Certificate by depositing into the Collection Account, on the preceding Transfer Date, an amount equal to the Invested Amount thereof or the Issuer Amount, as the case may be, plus interest accrued and unpaid thereon at the applicable Certificate Rate or Issuer's Interest Rate, as applicable through the Record Date preceding the Payment Date on which the purchase will be made; provided, however that no such purchase of any Certificates shall occur unless the Transferor shall deliver to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee to the effect that such purchase of any Certificates would not constitute a fraudulent conveyance of the Transferor.

	      (b) The amount deposited pursuant to Section 12.02(a) shall be paid to the Investor Certificateholders of the related Series or the Holder of the Variable Funding Certificate, as applicable, pursuant to Sections 4.04, 4.05 and 4.06 on the Payment Date following the date of such deposit. All Certificates which are purchased by the Transferor pursuant to Section 12.02(a) shall be delivered by the Transferor upon such purchase to, and be cancelled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor. The Variable
Funding Certificate once retired may be reissued under Section 6.09 hereof as if it had never been issued prior to its reissuance.

	      (c) All principal or interest with respect to any Series of Investor Certificates and the Variable Funding Certificate shall be due and payable no later than the Series Termination Date with respect to such Series or the Variable Funding Certificate. Unless otherwise provided in a Supplement, in the event that (i) the Invested Amount of any Series of Certificates or (ii) the Issuer Amount is greater than zero on its Series Termination Date, the Trustee will use its best efforts to sell or cause to be sold in a commercially reasonable manner, and pay the proceeds (net of all reasonable expenses of the Trustee incurred in connection with such sale, which shall be paid to the Trustee from such proceeds), to the extent necessary, to all Certificateholders of such Series pro rata or to the Holder of the Variable Funding Certificate, as applicable, in final payment of all principal of and accrued interest on such Series of Certificates or the Variable Funding Certificate, an amount of Receivables and Related Security up to 110% of (i) the Invested Amount of such Series or (ii) the Issuer
Amount, as applicable, at the close of business on such date; provided, however, that no selection procedures believed to be adverse to Certificateholders shall be used in selecting such Receivables and in no event shall the amount of Receivables and Related Security sold cause the Transferor Amount to be less than or equal to zero. Any proceeds of such sale in excess of such principal and interest paid and the expenses of the Trustee shall be paid to the Transferor. Upon payment of the proceeds of such sale as provided in this Section 12.02(c), all principal of and accrued interest on such Series or the Variable Funding Certificate shall be deemed for all purposes to have been paid in full. Upon such Series Termination Date, or (if applicable) on the first Payment Date following the sale of Receivables and Related Security called for above in this
Section 12.02(c), with respect to the applicable Series of Certificates or the Variable Funding Certificate, final payment of all amounts allocable to any Investor Certificates of such Series or the Variable Funding
Certificate, as applicable, shall be made in the manner provided in Section
12.03.

     Section 12.03 Final Payment.

		   (a) Written notice of any termination, specifying the Payment Date upon which the Holder of the Variable Funding Certificate or the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to the Variable Funding Certificate or such Series and cancellation, shall be given (subject to at least ten days' prior notice from the Servicer to the Trustee) by the Trustee to the CP Issuer or the Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution specifying (i) the Payment Date (which shall be the Payment Date in the month in which the deposit is made pursuant to Section
2.04 or 12.02(a)) upon which final payment of the Variable Funding Certificate or such Investor Certificates will be made upon presentation and surrender of such Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officers' Certificate setting forth the information specified in Section 5.02(a), as applicable, covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Certificateholders. Any final payment of the Variable Funding Certificate shall be made upon presentation thereof by wire transfer in immediately available funds.

	      (b) Notwithstanding the termination of the Trust pursuant to
Section 12.01(a) or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 12.02, all funds then on deposit in the Collection Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates. In the event that all of the Investor Certificateholders of all, or the applicable, Series, shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders, upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all, or the applicable Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders.

	      (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation, shall be cancelled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee. Upon the termination of the Trust, the Transferor shall return the Transferor Certificate to the Trustee, and the Trustee shall dispose of such Certificates in a manner satisfactory to the Trustee.

     Section 12.04 Transferor's Termination Rights. Upon the termination of the Trust pursuant to Section 12.01 and the surrender of the Transferor Certificate, the Trustee shall return to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables and the other Trust Assets, whether then existing or thereafter created, all moneys due or to become due with respect thereto, and all proceeds thereof except for amounts held by the Trustee pursuant to
Section 12.03(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case prepared by the Transferor and without recourse, representation or warranty, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trust had in the Receivables and other Trust Assets.

			   [END OF ARTICLE XII]


			       ARTICLE XIII

			 MISCELLANEOUS PROVISIONS

	     Section 13.01 Amendment.

		  (a) This Agreement or any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of the CP Issuer or the Investor Certificateholders.

	      (b) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the prior consent of (i) the Holder of the Variable Funding Certificate, if it would be adversely affected by such amendment and (ii) the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 65% of the Invested Amount of all Series materially adversely affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Variable Funding Certificate or the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made (x) on the Variable Funding Certificate or (y) any Investor Certificate of such Series without the consent of the Holder of the Variable Funding Certificate or the related Investor Certificateholder, respectively;
(ii) change the definition of or the manner of calculating the interest of (x) the Variable Funding Certificate or (y) any Investor Certificate without the consent of the Holder of the Variable Funding Certificate or the related Investor Certificateholders, respectively; (iii) reduce the aforesaid percentage required to consent to any such amendment by the Investor Certificateholders, in each case without the consent of all such Investor Certificateholders; (iv) without the consent of the Required Banks and the Required LOC Issuers, amend (A) Article IV as it relates to the Variable Funding Supplement (including such portions of Article IV which may be restated in the Variable Funding Supplement) or any definition to the extent used therein, (B) the definition of Discount Factor in a manner which shall cause a reduction thereof, or (C) Section 9.02 or (v) be effective unless each Rating Agency first shall have confirmed in writing that such amendment will not result in such Rating Agency reducing or withdrawing its rating on any outstanding Series or on the Commercial Paper.

	      (c) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to the Holder of the Variable Funding Certificate and each Investor Certificateholder, and the Servicer shall furnish written notification of the substance of such amendment to any Rating Agency.

	      (d) It shall not be necessary for the consent of the Investor Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Persons required to consent under Section 13.01 shall be subject to such reasonable requirements as the Trustee may prescribe.

	      (e) [Reserved].

	      (f) Prior to the execution of any amendment to this Agreement or any Supplement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and, if applicable, the Opinion of Counsel required by Section 13.02(c). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement, any Supplement or otherwise.

	      Section 13.02 Protection of Right, Title and Interest of Trust.

		   (a) The Servicer shall cause this Agreement, any Supplement, all amendments hereto or thereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust Assets. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.02(a).

		 (b) The Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal place of business or chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's ownership or security interest in the Receivables and the other Trust Assets. The Servicer will at all times maintain each office from which it services Receivables and the Related Security and its principal executive office within the United States of America.

		   (c) The Servicer will deliver to the Trustee: (i) upon the execution and delivery of each amendment of Articles I, II, III or IV hereof other than amendments pursuant to Section 13.01(a), and (ii) on or before April 30 of each year, beginning with 1994, an Opinion of Counsel (which may be in-house counsel), substantially in the form of Exhibit M hereto, dated as of a date between January 1 and April 30 of such year.

		   (d) If at any time the Servicer is no longer Ingram, the Transferor shall deliver to the Successor Servicer powers-of-attorney such that such Successor Servicer may perform the obligations set forth in Sections 13.02(a), 13.02(b) and 13.02(c).

	      Section 13.03 Limitation on Rights of Certificateholders.

		   (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

		   (b) No Certificateholder shall have any right to vote (except as specifically provided in this Agreement or any Supplement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

		   (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement or any Supplement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Holder of the Variable Funding Certificate (if it may be adversely affected but for the institution of such suit, action or proceeding), or the Holders of Investor Certificates evidencing
Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series which may be materially adversely affected but for the institution of such suit, action or proceeding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement or any Supplement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement or any Supplement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

	      Section 13.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

	      Section 13.05 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or five days after mailing by certified or registered mail, return receipt requested, (a) in the case of Ingram to One Belle Meade Place, 4400 Harding Road, Nashville, Tennessee 37205,
Attention: Treasurer; (b) in the case of the Trustee, to the Corporate Trust Office; (c) in the case of the Transferor to 1105 North Market Street, Wilmington, Delaware 19801, Attention: President; (d) in the case of the Holder of the Variable Funding Certificate to c/o Merrill Lynch, World Financial Center, South Tower, 225 Liberty Street, 8th Floor, New York, New York 10080-6108 Attention: Gary Carlin, Treasurer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Notwithstanding any other provision hereof, any notice or consent hereunder to be given or made by the Holder of or with respect to the Variable Funding Certificate shall be effective if made by or to the Collateral Agent. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

	      Copies of all notices, reports, certificates and amendments required to be delivered to the Rating Agencies hereunder shall be mailed to the Rating Agencies as follows: Fitch Investors Service, Inc., One State Street Plaza, New York, NY 10007, Attention: Asset-Backed Surveillance Group and Standard & Poor's Corporation, 26 Broadway, 15th Floor, New York, NY 10004, Attention: Asset-Backed Surveillance Group.

	      Section 13.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

	      Section 13.07 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 8.02 or 8.05, this Agreement, including any Supplement, may not be assigned by the Servicer without the prior consent of the Holder of the Variable Funding Certificate, and the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 65% of the Invested Amount of the Investor Certificates of each Series.

	      Section 13.08 Certificates Nonassessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.07 and 6.02 are and shall be deemed fully paid.

	      Section 13.09 Further Assurances. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables and the other Trust Assets for filing under the provisions of the UCC of any applicable jurisdiction.

	      Section 13.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

	      Section 13.11 Counterparts.  This Agreement and any
Supplement may be executed in two or more counterparts (and by different parties on separate counter parts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

	      Section 13.12 Third-Party Beneficiaries. This Agreement and any Supplement will inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII or Section 7.04, no other Person will have any right or obligation hereunder.

	      Section 13.13 Actions by Certificateholders.

		   (a) Wherever in this Agreement or any Supplement, a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificate holder of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

		   (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

		   (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Transferor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee, the Transferor and the Servicer, if made in the manner provided in this Section.

		   (d) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

		   (e) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

	      Section 13.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

	      Section 13.15 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

	      Section 13.16 No Bankruptcy Petition Against the Transferor. The Trustee (solely as Trustee, Paying Agent and successor Servicer, if applicable), any Paying Agent other than the Trustee, the Servicer and by its acceptance of its Certificate, the Holder of the Variable Funding Certificate and each Holder of an Investor Certificate, severally and not jointly, each hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the Issuer Amount and all Invested Amounts, it will not institute against, or join any other Person in instituting against, the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

			     [END OF ARTICLE XIII]


	      IN WITNESS WHEREOF, Ingram Funding Inc., Ingram Industries Inc. and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

					    INGRAM FUNDING INC.,
					      as Transferor

					       /s/
					    By _______________________________
					       Name:
					       Title:

					    INGRAM INDUSTRIES INC.
					      as Servicer


					       /s/
					    By _______________________________
					       Name:
					       Title:



					    CHEMICAL BANK,
					    as Trustee

					       /s/
					    By _______________________________
					       Name:
					       Title:







								     EXHIBIT E




		     [CHART TO BE INSERTED HERE]




								     EXHIBIT F

		   FORM OF ANNUAL SERVICER'S CERTIFICATE

			INGRAM FUNDING MASTER TRUST

     The undersigned, a duly authorized representative of Ingram Industries, Inc. ("Ingram"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of February 10, 1993 (the "Pooling and Servicing Agreement") by and among Ingram Funding Inc. (the "Transferor"), Ingram as Servicer and Chemical Bank, as trustee (the "Trustee") does hereby certify that:

     1. Ingram is Servicer under the Pooling and Servicing Agreement.

     2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

     3. This Certificate is delivered pursuant to Section 3.05 of the Pooling and Servicing Agreement.

     4. A review of the activities of the Servicer during (the period from the Closing Date until) (the approximately twelve month period ended) [ ], 19_ and of its performance under the Pooling and Servicing Agreement was conducted under our supervision.

    5 To the best of our knowledge, based on such review, the Servicer has, or has caused to be, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

     6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement, including any Supplement, known to us to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

[If applicable, insert "None."]

	   IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _ day of _____________, _________ .



					     INGRAM INDUSTRIES INC.



					      _______________________________
					      Name:
					      Title:





								    SCHEDULE I

		       CERTIFICATE OF TRUSTEE AS TO
		    COLLECTION ACCOUNT AND TRANSFEROR ACCOUNT

     This Certificate is being provided pursuant to Section 6.01(n)(i) of the Liquidity Agreement, dated as of February 10, 1993, among Distribution Funding Corporation, Ingram Funding Inc., Ingram Industries Inc., the banks named therein, and Chemical Bank, as Liquidity Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Liquidity Agreement.

     I do hereby certify on behalf of Chemical Bank, as Trustee (the "Trustee"), under the Pooling and Servicing Agreement, dated as of February 10, 1993, among the Trustee, Ingram Industries Inc., and Ingram Funding Inc., that the Trustee has established the following trust accounts in accordance with Section 4.02(a) of the Pooling and Servicing Agreement:
Collection Account, Trust Account No. 323-300065; and Transferor Account, Trust Account NO. 323-300634.


					 CHEMICAL BANK,
					 as Trustee

					     /s/
					 By: _______________________________
					     Name:  Thomas C. Monahan
					     Title: Assistant Vice President



								   EXHIBIT K
			    INGRAM FUNDING INC.
			      Lockbox Listing
			     January 11, 1993

INGRAM FUNDING INC. - BOOK             INGRAM FUNDING INC. - MICRO
PO Box 65155                           PO Box 98874
Charlotte, NC 28265-0155               Chicago, IL 60693
(Nations Bank)                         (Continental Bank)

INGRAM FUNDING INC. - BOOK             INGRAM FUNDING INC. - MICRO
PO Box 845361                          File #31135
Dallas, TX 75285                       Los Angeles, CA 90074-1135
(NationsBank)                          (Bank of America)

INGRAM FUNDING INC. - ENTERTAINMENT    INGRAM FUNDING INC. - MICRO
PO Box 651493                          File #72452
Charlotte, NC 28265-1493               PO Box 60000
(NationsBank)                          San Francisco, CA 94160-2452
				       (Bank of America)

INGRAM FUNDING INC. - ENTERTAINMENT
PO Box 841354
Dallas, TX 75284-1354
(NationsBank)

INGRAM FUNDING INC. - ENTERTAINMENT
PO Box 91407 & 91728 (UPS only)
Chicago, IL 60693-1407
(Continental Bank)

INGRAM FUNDING INC. - MICRO
PO Box 1188 (UPS only)
Buffalo, NY 14240
(Marine Midland)

INGRAM FUNDING INC. - MICRO
PO Box 65610
Charlotte, NC 28265
(Nations Bank)

INGRAM FUNDING INC. - MICRO
PO Box 841381
Dallas, TX 75284 1381
(NationsBank)



								     EXHIBIT M

		       FORM OF ANNUAL OPINION OF COUNSEL

     The opinion set forth below, which is to be delivered pursuant to subsection 13.02(c)(ii) of the Pooling and Servicing Agreement, may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on the Initial Closing Date with respect to similar matters.

     No filing or other action, other than such filing or action described in such opinion, is necessary from the date of such opinion through [date between January l and April 30] of the following year to continue the perfected status of the interest of the Trust in the collateral described in the financing statements referred to in such opinion.